UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02031

MFS SERIES TRUST V

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2018

MFS® International New Discovery Fund

MIO-ANN

MFS® International New Discovery Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the U.S. outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform to try to do these things. Our long-term perspective influences nearly every aspect of our business, aligning our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
OBIC Co. Ltd.	2.4%
Amadeus IT Group S.A.	2.4%
Bunzl PLC	1.7%
Croda International PLC	1.7%
Symrise AG	1.4%
Hiscox Ltd.	1.2%
Dollarama, Inc.	1.1%
Sika AG	1.1%
LEG Immobilien AG	1.0%
Fuji Seal International, Inc	1.0%

Equity sectors
Financial Services	14.5%
Special Products & Services	11.5%
Technology	10.8%
Basic Materials	9.5%
Consumer Staples	9.5%
Industrial Goods & Services	8.0%
Retailing	6.9%
Autos & Housing	6.7%
Leisure	5.7%
Health Care	4.6%
Transportation	3.9%
Utilities & Communications	2.3%
Energy	1.0%

Issuer country weightings (x)
Japan	21.4%
United Kingdom	18.0%
Germany	7.2%
United States	6.2%
Australia	3.8%
Spain	3.1%
Hong Kong	3.1%
Switzerland	3.0%
India	2.8%
Other Countries	31.4%

Currency exposure weightings (y)
Japanese Yen	21.4%
British Pound Sterling	18.6%
Euro	18.0%
United States Dollar	7.4%
Hong Kong Dollar	4.4%
Australian Dollar	3.8%
Swiss Franc	3.0%
South Korean Won	2.7%
Indian Rupee	2.5%
Other Currencies	18.2%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2018, Class A shares of the MFS International New Discovery Fund (“fund”) provided a total return of 7.40%, at net asset value. This compares with a return of 2.26% for the fund’s benchmark, the MSCI All Country World (ex-US) Small Mid Cap Index (net div).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth helped, in part, by the late-2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained quite tight, particularly in US high yield credits. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Contributors to Performance

Stock selection in the technology sector was a key contributor to performance relative to the MSCI All Country World (ex-US) Small Mid Cap Index. Within this sector, an overweight position in system services provider OBIC (Japan) supported relative results. The stock price of OBIC advanced after management reported strong earnings results fueled by better-than-expected performance from the company’s system integration group and strong demand for software upgrades. In addition, holdings of tourism and travel IT solutions provider Amadeus IT Group (b) (Spain) and software engineering solutions and technology services provider EPAM Systems (b) bolstered relative returns.

4

Management Review – continued

Stock selection in the financial services sector further benefited relative performance, led by the fund’s position in retail financial services company Aeon Thana Sinsap Public (b) (Thailand).

Stocks in other sectors that boosted relative performance included the fund’s positions in logistics company Yamato Holdings (b) (Japan). The stock price of Yamato Holdings rose in response to the company’s solid financial results and management’s guidance for stronger returns in 2018, due to favorable pricing trends. Additionally, overweight positions in shares of specialty chemical manufacturer Croda International (United Kingdom), delivery services firm SG Holdings Company (Japan), beer manufacturer and distributor holding company China Resources Beer Holdings (Hong Kong), global flavors and fragrances supplier Symrise AG (Germany) and pharmaceutical and consumer products manufacturer Kobayashi Pharmaceuticals (Japan), further supported relative results.

Detractors from Performance

Stock selection in the leisure sector detracted from relative performance, led by the fund’s overweight position in food service and distribution investment company Café de Coral Holdings (Hong Kong).

A combination of an underweight position and stock selection in the health care sector also weighed on relative results. However, there were no individual securities that were part of the fund’s top relative detractors during the reporting period.

Elsewhere, overweight positions in both funeral-related services provider Dignity (h) (United Kingdom) and commercial catering and foodservice company Elior Group (France) weakened relative performance. The share price of Dignity declined during the period after the company reported disappointing revenues and lower margins, owing to its new pricing strategy which was introduced to sustain competitive pressures and maintain the company’s market share. The stock price of Elior Group traded lower after the company issued a profit warning, citing a tough competitive environment, poor weather conditions and higher-than-expected start-up costs of new contracts. Additionally, overweight positions in commercial bank Federal Bank (India), dollar store chain Dollarama (Canada), discount store operator Seria (Japan) and food producer BRF (Brazil) held back relative returns. Not owning shares of software and information technology provider Wirecard (Germany), and the fund’s position in both financial services provider Metropolitan Bank & Trust (b) (Philippines) and education services provider Kroton Educacional (b) (Brazil), further hampered relative performance.

Respectfully,

Portfolio Manager(s)

David Antonelli, Peter Fruzzetti, Jose Luis Garcia, and Robert Lau

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 9/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 9/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/09/97	7.40%	6.71%	9.58%	N/A
B	10/02/00	6.59%	5.91%	8.77%	N/A
C	10/02/00	6.58%	5.91%	8.77%	N/A
I	10/09/97	7.65%	6.97%	9.86%	N/A
R1	4/01/05	6.59%	5.90%	8.76%	N/A
R2	10/31/03	7.10%	6.43%	9.31%	N/A
R3	4/01/05	7.39%	6.70%	9.59%	N/A
R4	4/01/05	7.65%	6.97%	9.86%	N/A
R6	6/01/12	7.79%	7.09%	N/A	10.74%
529A	7/31/02	7.38%	6.70%	9.54%	N/A
529B	7/31/02	7.43%	6.26%	8.91%	N/A
529C	7/31/02	6.56%	5.87%	8.71%	N/A
Comparative benchmark(s)
MSCI All Country World (ex-US) Small Mid Cap Index (net div) (f)		2.26%	5.72%	7.62%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		1.22%	5.45%	8.94%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		2.59%	5.59%	8.77%	N/A
C With CDSC (1% for 12 months) (v)		5.58%	5.91%	8.77%	N/A
529A With initial Sales Charge (5.75%)		1.20%	5.45%	8.89%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		3.43%	5.94%	8.91%	N/A
529C With CDSC (1% for 12 months) (v)		5.56%	5.87%	8.71%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI All Country World (ex-US) Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries, excluding the United States.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2018 through September 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2018 through September 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Expenses Paid During Period (p) 4/01/18-9/30/18
A	Actual	1.29%	$1,000.00	$988.98	$6.43
	Hypothetical (h)	1.29%	$1,000.00	$1,018.60	$6.53
B	Actual	2.04%	$1,000.00	$985.16	$10.15
	Hypothetical (h)	2.04%	$1,000.00	$1,014.84	$10.30
C	Actual	2.04%	$1,000.00	$985.47	$10.15
	Hypothetical (h)	2.04%	$1,000.00	$1,014.84	$10.30
I	Actual	1.04%	$1,000.00	$990.39	$5.19
	Hypothetical (h)	1.04%	$1,000.00	$1,019.85	$5.27
R1	Actual	2.04%	$1,000.00	$985.42	$10.15
	Hypothetical (h)	2.04%	$1,000.00	$1,014.84	$10.30
R2	Actual	1.54%	$1,000.00	$987.81	$7.67
	Hypothetical (h)	1.54%	$1,000.00	$1,017.35	$7.79
R3	Actual	1.29%	$1,000.00	$989.17	$6.43
	Hypothetical (h)	1.29%	$1,000.00	$1,018.60	$6.53
R4	Actual	1.04%	$1,000.00	$990.38	$5.19
	Hypothetical (h)	1.04%	$1,000.00	$1,019.85	$5.27
R6	Actual	0.92%	$1,000.00	$990.94	$4.59
	Hypothetical (h)	0.92%	$1,000.00	$1,020.46	$4.66
529A	Actual	1.30%	$1,000.00	$989.08	$6.48
	Hypothetical (h)	1.30%	$1,000.00	$1,018.55	$6.58
529B	Actual	1.22%	$1,000.00	$989.41	$6.08
	Hypothetical (h)	1.22%	$1,000.00	$1,018.95	$6.17
529C	Actual	2.09%	$1,000.00	$985.29	$10.40
	Hypothetical (h)	2.09%	$1,000.00	$1,014.59	$10.56

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period April 1, 2018 to July 31, 2018, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period noted above would have been higher. See Note 3 in the Notes to Financial Statements for additional information.

11

Expense Table – continued

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.04% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

12

PORTFOLIO OF INVESTMENTS

9/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.8%
Issuer	Shares/Par	Value ($)
Aerospace - 1.9%
Cobham PLC	5,481,438	$8,341,211
Embraer S.A., ADR	302,583	5,927,601
LISI Group	543,345	19,587,914
Meggitt PLC	1,647,534	12,162,850
MTU Aero Engines AG	155,880	35,129,086
Saab AB, “B”	199,440	10,031,019
Singapore Technologies Engineering Ltd.	12,378,800	32,236,223

		$123,415,904
Airlines - 0.7%
Enav S.p.A.	2,882,295	$14,048,559
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,436,722	10,245,300
Grupo Aeroportuario del Sureste S.A. de C.V., ADR	77,883	15,976,140
Stagecoach Group PLC	2,617,086	5,338,387

		$45,608,386
Alcoholic Beverages - 1.6%
Carlsberg Group	147,199	$17,655,905
China Resources Beer Holdings Co. Ltd.	14,226,000	57,152,235
Davide Campari-Milano S.p.A.	2,119,141	18,047,244
Thai Beverage PCL	29,781,200	14,813,808

		$107,669,192
Apparel Manufacturers - 0.9%
Burberry Group PLC	506,753	$13,309,112
Coats Group PLC	5,910,079	6,347,434
Pacific Textiles Holdings Ltd.	38,809,000	33,066,487
Stella International Holdings Ltd.	7,097,591	6,337,499

		$59,060,532
Automotive - 2.7%
ARB Corp.	204,605	$2,833,739
Autoliv, Inc., SDR	80,720	7,046,220
Daikyonishikawa Corp.	332,421	3,841,478
Hella KGaA Hueck & Co.	528,956	29,503,495
Koito Manufacturing Co. Ltd.	645,800	42,401,584
Mahindra & Mahindra Ltd.	1,458,920	17,327,317
NGK Spark Plug Co. Ltd	837,800	24,406,953
USS Co. Ltd.	2,280,200	42,324,783

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Automotive - continued
Veoneer, Inc. (a)	80,720	$4,450,436

		$174,136,005
Biotechnology - 0.3%
Abcam PLC	550,379	$10,272,652
Lonza Group AG	29,817	10,178,006

		$20,450,658
Broadcasting - 0.3%
Nippon Television Holdings, Inc.	610,800	$10,579,602
Proto Corp.	568,700	8,023,465

		$18,603,067
Brokerage & Asset Managers - 3.3%
ASX Ltd.	151,604	$6,976,305
Computershare Ltd.	1,376,249	19,846,690
Daiwa Securities Group, Inc.	2,388,000	14,527,245
Hargreaves Lansdown PLC	855,872	24,932,398
IG Group Holdings PLC	1,379,925	11,403,087
Japan Exchange Group, Inc.	145,300	2,532,072
Rathbone Brothers PLC	944,140	29,534,209
Schroders PLC	1,156,966	46,672,274
TMX Group Ltd.	464,109	31,149,003
Yuanta Financial Holding Co. Ltd.	52,189,227	27,519,292

		$215,092,575
Business Services - 9.4%
Adyen N.V. (a)	2,363	$1,928,723
Aeon Delight Co., Ltd.	295,700	10,787,507
Ahlsell AB	2,905,022	16,265,038
Amadeus Fire AG	183,730	20,820,004
AS ONE Corp.	89,100	6,657,798
Ashtead Group PLC	521,672	16,570,315
Auto Trader Group PLC	7,115,369	41,418,451
Babcock International Group PLC	1,548,854	14,595,752
Bapcor Ltd.	818,558	4,532,381
Brenntag AG	445,101	27,472,265
Bunzl PLC	3,552,283	111,722,999
Cerved Information Solutions S.p.A.	4,834,603	52,118,708
Cie Plastic Omnium S.A.	355,582	13,409,318
Compass Group PLC	2,792,166	62,086,613
CTS Eventim AG	823,722	36,935,489
DKSH Holding Ltd.	50,944	3,467,556
Doshisha Co. Ltd.	141,800	2,942,830

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Edenred	202,894	$7,733,766
Elior Group	766,815	11,876,743
Intertek Group PLC	586,444	38,157,405
IPH Ltd.	4,602,765	20,029,194
Meitec Corp.	294,900	14,197,351
Midland IC&I Ltd. (a)	21,556,500	812,325
Nomura Research Institute Ltd.	897,500	45,341,049
Sodexo	218,000	23,118,967
Sohgo Security Services Co. Ltd.	204,800	9,003,485

		$614,002,032
Cable TV - 0.2%
NOS, SGPS, S.A.	2,470,002	$14,797,826

Chemicals - 0.3%
Orica Ltd.	1,415,006	$17,418,915

Computer Software - 3.2%
EMIS Group PLC	543,548	$7,155,451
OBIC Business Consultants Co. Ltd.	263,300	23,498,169
OBIC Co. Ltd.	1,687,700	159,679,414
Wisetech Global Ltd.	1,128,543	18,020,299

		$208,353,333
Computer Software - Systems - 3.8%
Amadeus IT Group S.A.	1,659,120	$154,144,227
EPAM Systems, Inc. (a)	194,243	26,747,261
Globant S.A. (a)	64,614	3,811,580
Linx S.A.	2,261,400	9,166,438
Luxoft Holding, Inc. (a)	138,706	6,567,729
NS Solutions Corp.	351,300	11,347,219
Temenos Group AG	92,878	15,066,413
Venture Corp. Ltd.	1,558,500	20,099,012

		$246,949,879
Conglomerates - 0.7%
DCC PLC	409,413	$37,167,252
Melrose Industries PLC	3,579,690	9,326,870

		$46,494,122
Construction - 2.5%
Bellway PLC	166,245	$6,530,847
CEMEX Latam Holdings S.A. (a)	1,901,177	3,465,086
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1,487,700	3,956,345

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - continued
DuluxGroup Ltd.	2,661,647	$14,756,861
Fletcher Building Ltd. (a)	1,963,299	8,510,976
Forterra PLC	860,618	2,927,714
Geberit AG	36,594	16,973,292
Ibstock PLC	2,297,827	7,056,191
PT Indocement Tunggal Prakarsa Tbk.	20,153,800	25,020,656
Reliance Worldwide Corp.	7,878,018	29,441,212
Rinnai Corp.	89,900	6,852,086
Semen Indonesia Persero Tbk PT	4,281,720	2,851,798
Somfy S.A.	64,885	5,763,107
Techtronic Industries Co. Ltd.	4,017,000	25,656,748
Toto Ltd.	145,700	6,046,255

		$165,809,174
Consumer Products - 2.4%
Beiersdorf AG	195,187	$22,023,113
Dabur India Ltd.	4,123,558	24,283,997
Essity AB	620,433	15,595,645
Kobayashi Pharmaceutical Co. Ltd.	273,600	20,131,104
Lion Corp.	751,000	16,683,014
Milbon Co. Ltd.	310,292	14,228,316
Mitsubishi Pencil Co. Ltd.	231,500	4,258,361
PZ Cussons	404,893	1,233,850
Uni-Charm Corp.	1,169,800	38,691,325

		$157,128,725
Consumer Services - 1.6%
51job, Inc., ADR (a)	238,297	$18,346,486
Asante, Inc.	170,200	3,655,061
GAEC Anima Educacao S.A.	1,082,053	3,670,656
Kakaku.com, Inc.	289,200	5,655,715
Kroton Educacional S.A.	3,323,616	9,381,888
Localiza Rent a Car S.A.	1,011,284	5,696,775
MakeMyTrip Ltd. (a)	787,737	21,623,381
Moneysupermarket.com Group PLC	5,682,301	20,656,201
Movida Participacoes S.A.	2,159,800	3,133,904
Park24 Co Ltd.	358,200	10,829,229
Rakuten	119,300	914,332

		$103,563,628
Containers - 1.7%
Fuji Seal International, Inc.	1,810,900	$64,151,316
Lock & Lock Co. Ltd.	506,486	7,807,898
Mayr-Melnhof Karton AG	148,502	18,655,654

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - continued
Viscofan S.A.	244,274	$17,810,979

		$108,425,847
Electrical Equipment - 2.0%
Bharat Heavy Electricals Ltd.	17,113,269	$16,171,319
IMI PLC	973,218	13,915,361
Legrand S.A.	238,002	17,348,137
LS Industrial Systems Co. Ltd.	532,085	35,784,125
OMRON Corp.	208,121	8,792,297
Spectris PLC	339,818	10,510,462
Voltronic Power Technology Corp.	1,469,107	25,789,846

		$128,311,547
Electronics - 2.5%
Advantech Co. Ltd.	1,021,748	$7,612,998
Amano Corp.	701,820	14,663,974
ASM International N.V.	278,686	14,427,914
Halma PLC	1,384,817	26,081,823
Hirose Electric Co. Ltd.	87,800	9,597,571
Infineon Technologies AG	554,339	12,595,551
Iriso Electronics Co. Ltd.	218,500	11,461,538
JEOL Ltd.	504,000	10,938,778
Silicon Motion Technology Corp., ADR	525,700	28,230,090
Stanley Electric Co. Ltd.	871,131	29,786,516

		$165,396,753
Energy - Independent - 0.5%
Gran Tierra Energy, Inc. (a)	4,872,154	$18,558,431
Seven Generations Energy Ltd. (a)	713,338	8,504,940
TORC Oil & Gas Ltd.	771,099	3,946,088

		$31,009,459
Engineering - Construction - 0.2%
JGC Corp.	257,000	$5,894,578
Toshiba Plant Kensetsu Co. Ltd.	291,000	6,218,518

		$12,113,096
Entertainment - 0.6%
Merlin Entertainments PLC	3,404,264	$17,766,219
PVR Ltd.	1,346,885	22,328,860

		$40,095,079
Food & Beverages - 4.8%
Arca Continental S.A.B. de C.V.	1,852,650	$11,966,887
AVI Ltd.	4,871,301	36,614,202

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
BRF S.A. (a)	817,500	$4,447,258
Britvic PLC	728,348	7,428,497
Coca-Cola HBC AG	320,235	10,906,513
Ezaki Glico Co. Ltd.	454,000	22,296,427
Greencore Group PLC	1,315,340	3,173,380
Kerry Group PLC	229,702	25,402,747
Kikkoman Corp.	264,600	15,742,792
Marine Harvest A.S.A.	747,252	17,311,548
Morinaga & Co. Ltd.	442,000	16,513,730
Orion Corp./Republic of Korea	327,879	31,184,345
P/f Bakkafrost	811,217	49,477,883
Ridley Corp. NPV	1,685,120	1,857,586
S Foods, Inc.	205,100	8,863,237
Shenguan Holdings Group Ltd.	13,203,505	683,084
Tata Global Beverages Ltd.	4,258,744	13,732,672
Tate & Lyle PLC	488,682	4,349,082
Tingyi (Cayman Islands) Holdings Corp.	16,592,000	30,478,065

		$312,429,935
Food & Drug Stores - 1.4%
Cosmos Pharmaceutical Corp.	56,200	$12,637,828
Dairy Farm International Holdings Ltd.	4,245,009	38,205,081
Japan Meat Co. Ltd.	253,700	5,079,806
Matsumotokiyoshi Holdings Co. Ltd.	90,800	3,724,063
Raia Drogasil S.A.	322,206	5,778,653
San-A Co. Ltd.	87,700	3,921,105
Sundrug Co. Ltd.	560,200	19,993,056

		$89,339,592
Forest & Paper Products - 0.3%
Fibria Celulose S.A.	432,400	$8,085,785
Suzano Papel e Celulose S.A.	828,500	9,863,511

		$17,949,296
Furniture & Appliances - 1.0%
Coway Co. Ltd.	408,202	$31,942,244
SEB S.A.	117,046	19,922,391
Zojirushi Corp. (l)	751,300	10,626,114

		$62,490,749
Gaming & Lodging - 1.8%
Crown Resorts Ltd.	1,459,618	$14,444,111
Dalata Hotel Group PLC	1,949,154	15,501,997
Genting Berhad	13,067,100	24,659,672

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - continued
Paddy Power Betfair PLC	495,580	$41,921,438
Shangri-La Asia Ltd.	13,762,000	20,462,764

		$116,989,982
General Merchandise - 1.8%
B&M European Value Retail S.A.	3,400,790	$17,145,257
Dollarama, Inc.	2,320,131	73,089,560
Lojas Renner S.A.	1,284,100	9,856,780
Seria Co. Ltd.	411,800	14,569,935

		$114,661,532
Health Maintenance Organizations - 0.0%
Qualicorp S.A.	816,065	$3,330,094

Insurance - 2.9%
Admiral Group PLC	354,924	$9,622,245
AUB Group Ltd.	2,059,501	19,829,620
Hiscox Ltd.	3,569,698	76,537,643
Jardine Lloyd Thompson Group PLC	1,478,438	36,535,845
Samsung Fire & Marine Insurance Co. Ltd.	87,962	22,520,810
Sony Financial Holdings, Inc.	876,900	19,325,450
Steadfast Group Ltd.	3,478,636	7,166,416

		$191,538,029
Internet - 1.5%
PChome Online, Inc. (a)	4,918,504	$22,310,706
Rightmove PLC	9,766,340	59,955,697
Rocket Internet AG (a)	169,362	5,301,354
Scout24 AG	203,008	9,465,810

		$97,033,567
Leisure & Toys - 0.1%
Shimano, Inc.	35,100	$5,656,407

Machinery & Tools - 3.2%
Aalberts Industries N.V.	296,084	$12,609,422
Doosan Bobcat, Inc.	955,968	34,817,316
Fujitsu General Ltd.	632,800	10,620,926
GEA Group AG	965,516	34,392,659
Haitian International Holdings Ltd.	5,946,000	13,231,309
Nabtesco Corp.	661,400	17,579,898
Nissei ASB Machine Co. Ltd. (l)	233,300	9,773,878
Obara Group, Inc.	128,500	6,197,676
Rotork PLC	1,912,024	8,236,496

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Shima Seiki Manufacturing Ltd.	191,900	$8,478,595
Spirax-Sarco Engineering PLC	278,609	26,509,144
T.K. Corp.	828,332	10,193,132
THK Co., Ltd.	365,100	9,292,987
VAT Group AG	69,215	7,765,001

		$209,698,439
Medical & Health Technology & Services - 0.7%
Hogy Medical Co. Ltd.	79,600	$2,746,277
Instituto Hermes Pardini S.A.	1,384,600	5,163,258
Miraca Holdings, Inc.	99,000	2,574,767
Ramsay Health Care Ltd.	357,306	14,187,245
Sonic Healthcare Ltd.	1,067,655	19,224,402

		$43,895,949
Medical Equipment - 2.7%
Ansell Ltd.	1,332,982	$24,329,536
Fisher & Paykel Healthcare Corp. Ltd.	718,583	7,168,506
Nakanishi, Inc.	1,398,000	29,087,062
Nihon Kohden Corp.	521,600	16,526,668
Smith & Nephew PLC	1,810,084	33,017,892
Sonova Holding AG	158,220	31,486,006
Terumo Corp.	366,600	21,714,645
William Demant Holdings A/S (a)	301,880	11,345,939

		$174,676,254
Metals & Mining - 0.4%
Iluka Resources Ltd.	2,098,560	$15,093,593
MOIL Ltd.	6,090,545	13,510,272

		$28,603,865
Natural Gas - Distribution - 0.6%
China Resources Gas Group Ltd.	5,318,000	$21,636,526
Italgas SpA	3,767,004	20,442,580

		$42,079,106
Natural Gas - Pipeline - 0.0%
APA Group	56,226	$405,617

Network & Telecom - 0.4%
VTech Holdings Ltd.	2,112,665	$24,396,573

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 0.5%
Aker Solutions ASA (a)	2,934,303	$20,874,968
TechnipFMC PLC	463,430	14,581,572

		$35,456,540
Other Banks & Diversified Financials - 5.0%
Aeon Financial Service Co. Ltd.	730,200	$15,121,991
AEON Thana Sinsap Public Co. Ltd.	2,759,200	17,831,565
Bank of Ireland	943,568	7,225,018
Chiba Bank Ltd.	2,538,451	17,337,071
Credicorp Ltd.	108,469	24,197,264
E.Sun Financial Holding Co. Ltd.	59,700,101	44,091,222
Federal Bank Ltd.	18,342,466	17,889,534
FinecoBank, S.p.A.	2,689,373	35,955,547
Grupo Financiero Inbursa S.A. de C.V.	6,342,345	9,950,371
Julius Baer Group Ltd.	391,525	19,592,208
Jyske Bank	629,919	30,510,797
Metropolitan Bank & Trust Co.	24,094,175	29,878,026
Public Bank Berhad	2,012,777	12,158,856
Shizuoka Bank Ltd.	1,025,000	9,201,725
Shriram Transport Finance Co. Ltd.	1,458,192	23,152,243
Sydbank A/S	325,271	9,571,411

		$323,664,849
Pharmaceuticals - 1.3%
Genomma Lab Internacional S.A., “B” (a)	9,753,419	$8,542,189
Kalbe Farma TBK PT	285,957,000	26,481,942
Santen Pharmaceutical Co. Ltd.	2,042,300	32,372,666
Virbac SA (a)	102,788	17,065,907

		$84,462,704
Pollution Control - 0.3%
Daiseki Co. Ltd.	792,300	$21,895,987

Precious Metals & Minerals - 0.3%
Agnico-Eagle Mines Ltd.	598,138	$20,431,114

Railroad & Shipping - 0.4%
DFDS A/S	201,472	$9,974,949
GMexico Transportes S.A.B. de C.V	5,182,600	8,784,443
Senko Group Holdings Co. Ltd.	936,500	7,797,298

		$26,556,690
Real Estate - 3.3%
Ascendas India Trust, REIT	31,933,900	$25,462,091
City Developments Ltd.	3,038,700	20,249,850

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Concentradora Fibra Danhos S.A. de C.V., REIT	6,280,244	$10,175,109
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	4,966,765	3,272,428
Deutsche Wohnen SE	291,255	13,972,838
Hibernia PLC, REIT	4,778,191	7,877,760
LEG Immobilien AG	556,263	66,038,075
Midland Holdings Ltd. (h)	43,113,000	11,455,165
Multiplan Empreendimentos Imobiliarios S.A.	2,353,459	10,903,225
Prologis Peroperty Mexico S.A. de C.V., REIT	4,441,245	8,970,774
Shaftesbury PLC, REIT	993,312	11,723,353
TAG Immobilien AG	237,520	5,653,338
Unite Group PLC, REIT	1,600,960	18,634,152

		$214,388,158
Restaurants - 2.2%
Ajisen (China) Holdings Ltd.	12,368,037	$5,087,289
Cafe De Coral Holdings Ltd.	16,736,000	38,267,885
Domino’s Pizza Group PLC	7,143,976	26,016,214
Greggs PLC	1,736,054	23,872,252
Heian Ceremony Service Co.	363,967	2,818,967
Jollibee Foods Corp.	1,686,170	8,020,465
Whitbread PLC	312,265	19,198,482
Yum China Holdings, Inc.	659,457	23,153,535

		$146,435,089
Specialty Chemicals - 5.9%
Air Water, Inc.	376,000	$6,899,842
Croda International PLC	1,641,472	111,296,507
Elementis PLC	956,822	3,349,769
IMCD Group NV	218,300	16,994,306
Japan Pure Chemical Co. Ltd.	41,700	909,091
Kansai Paint Co. Ltd.	1,037,000	19,111,758
Mexichem S.A.B de C.V.	1,686,982	5,801,761
Nihon Parkerizing Co. Ltd.	1,049,600	14,189,276
NOF Corp.	83,600	2,821,739
PT Astra Agro Lestari Tbk	15,352,000	12,774,875
PTT Global Chemical PLC	6,126,700	15,392,529
Sika AG	491,940	71,630,554
SK KAKEN Co. Ltd.	11,600	4,844,394
Symrise AG	1,029,979	94,018,285
Taisei Lamick Co. Ltd.	219,800	6,209,805
Tikkurila Oyj	145,978	2,288,085

		$388,532,576

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 3.0%
ABC-Mart, Inc.	362,200	$20,147,016
Dufry AG	158,016	17,815,845
Esprit Holdings Ltd. (a)	6,185,199	1,485,393
Howden Joinery Group	2,075,162	12,682,648
Just Eat PLC (a)	4,678,401	40,867,641
MonotaRO Co. Ltd.	685,200	19,328,164
Nitori Co. Ltd.	113,900	16,335,157
Ryohin Keikaku Co. Ltd.	52,800	15,707,094
Shimamura Co. Ltd.	52,800	5,009,541
Takeaway.com Holding B.V. (a)	608,074	39,324,440
XXL ASA	1,044,604	5,384,259
Zalando SE (a)	128,607	5,003,685

		$199,090,883
Telecommunications - Wireless - 0.6%
Cellnex Telecom S.A.U.	1,150,468	$30,228,042
Infrastrutture Wireless Italiane S.p.A. (n)	1,387,784	10,288,065

		$40,516,107
Telephone Services - 0.4%
Bezeq - The Israel Telecommunication Corp. Ltd.	6,073,425	$6,984,422
Hellenic Telecommunications Organization S.A.	1,587,765	19,485,526
PT XL Axiata Tbk (a)	9,609,807	1,779,892

		$28,249,840
Tobacco - 0.4%
Swedish Match AB	481,706	$24,661,457

Trucking - 2.8%
DSV A.S.	417,297	$37,942,588
Hamakyorex Co. Ltd.	114,900	4,176,527
Hitachi Transport System Ltd.	121,700	3,416,855
Kintetsu World Express, Inc.	277,200	5,313,691
Seino Holdings Co. Ltd.	696,700	10,528,374
SG Holdings Co. Ltd.	2,275,500	59,621,224
Yamato Holdings Co. Ltd.	2,036,200	62,508,939

		$183,508,198
Utilities - Electric Power - 0.3%
CESC Ltd.	1,205,789	$13,653,909
Equatorial Energia S.A.	558,700	7,949,116

		$21,603,025

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Water - 0.2%
Aguas Andinas S.A., “A”	16,299,206	$9,020,578
Companhia de Saneamento Basico do Estado de Sao Paulo	920,300	5,375,661

		$14,396,239
Total Common Stocks (Identified Cost, $4,394,053,006)		$6,132,930,176

Preferred Stocks - 1.1%
Consumer Products - 0.3%
Henkel AG & Co. KGaA	173,051	$20,303,053

General Merchandise - 0.2%
Lojas Americanas S.A.	2,658,500	$10,446,917

Metals & Mining - 0.1%
Gerdau S.A.	1,786,200	$7,602,921

Specialty Chemicals - 0.5%
Fuchs Petrolub SE	604,462	$33,771,126
Total Preferred Stocks (Identified Cost, $44,590,103)		$72,124,017

Investment Companies (h) - 4.8%
Money Market Funds - 4.8%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $311,698,292)	311,734,752	$311,703,579

Collateral for Securities Loaned - 0.0%
JPMorgan U.S. Government Money Market Fund, 1.96% (j) (Identified Cost, $1,700,034)	1,700,034	$1,700,034

Other Assets, Less Liabilities - 0.3%		18,934,834
Net Assets - 100.0%		$6,537,392,640

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $323,158,744 and $6,195,299,062, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,288,065, representing 0.2% of net assets.

24

Portfolio of Investments – continued

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $1,613,712 of securities on loan (identified cost, $4,421,224,350)	$6,195,299,062
Investments in affiliated issuers, at value (identified cost, $330,817,085)	323,158,744
Cash	442,742
Foreign currency, at value (identified cost, $225,616)	225,625
Receivables for
Investments sold	2,355,323
Fund shares sold	15,999,530
Interest and dividends	19,123,776
Other assets	2,788
Total assets	$6,556,607,590
Liabilities
Payables for
Investments purchased	$6,998,873
Fund shares reacquired	3,691,966
Collateral for securities loaned, at value	1,700,034
Payable to affiliates
Investment adviser	623,717
Shareholder servicing costs	2,925,128
Distribution and service fees	45,588
Program manager fee	58
Payable for independent Trustees’ compensation	2,738
Deferred country tax expense payable	2,619,883
Accrued expenses and other liabilities	606,965
Total liabilities	$19,214,950
Net assets	$6,537,392,640
Net assets consist of
Paid-in capital	$4,460,632,906
Total distributable earnings (loss)	2,076,759,734
Net assets	$6,537,392,640
Shares of beneficial interest outstanding	182,916,788

26

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,163,703,270	33,250,313	$35.00
Class B	13,211,790	390,134	33.86
Class C	84,044,226	2,528,293	33.24
Class I	2,094,664,662	58,087,087	36.06
Class R1	2,470,897	76,171	32.44
Class R2	48,630,241	1,429,416	34.02
Class R3	146,726,445	4,229,901	34.69
Class R4	318,571,467	9,101,510	35.00
Class R6	2,654,886,438	73,515,507	36.11
Class 529A	8,528,637	247,795	34.42
Class 529B	268,876	8,223	32.70
Class 529C	1,685,691	52,438	32.15

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $37.14 [100 / 94.25 x $35.00] and $36.52 [100 / 94.25 x $34.42], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$126,526,070
Dividends from affiliated issuers	5,061,354
Income on securities loaned	460,601
Other	1,212
Foreign taxes withheld	(9,399,401)
Total investment income	$122,649,836
Expenses
Management fee	$55,709,241
Distribution and service fees	5,147,224
Shareholder servicing costs	5,184,643
Program manager fees	6,363
Administrative services fee	625,378
Independent Trustees’ compensation	75,726
Custodian fee	1,615,409
Shareholder communications	319,945
Audit and tax fees	82,094
Legal fees	50,990
Miscellaneous	365,655
Total expenses	$69,182,668
Fees paid indirectly	(15,185)
Reduction of expenses by investment adviser and distributor	(617,812)
Net expenses	$68,549,671
Net investment income (loss)	$54,100,165
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,292,067 country tax)	$368,216,483
Affiliated issuers	(6,572)
Foreign currency	(570,484)
Net realized gain (loss)	$367,639,427
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $663,592 decrease in deferred country tax)	$34,144,533
Affiliated issuers	(595,822)
Translation of assets and liabilities in foreign currencies	(145,887)
Net unrealized gain (loss)	$33,402,824
Net realized and unrealized gain (loss)	$401,042,251
Change in net assets from operations	$455,142,416

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/18	9/30/17
Change in net assets
From operations
Net investment income (loss)	$54,100,165	$47,589,470
Net realized gain (loss)	367,639,427	97,138,816
Net unrealized gain (loss)	33,402,824	707,821,310
Change in net assets from operations	$455,142,416	$852,549,596
Total distributions declared to shareholders (a)	$(163,806,613)	$(115,979,539)
Change in net assets from fund share transactions	$275,242,271	$456,299,410
Total change in net assets	$566,578,074	$1,192,869,467
Net assets
At beginning of period	5,970,814,566	4,777,945,099
At end of period (b)	$6,537,392,640	$5,970,814,566

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 2. For the year ended September 30, 2017, distributions from net investment income and from net realized gain were $66,937,519 and $49,042,020, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended September 30, 2017, end of period net assets included undistributed net investment income of $54,739,974.

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$33.42	$29.34		$26.70	$27.64	$27.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.20	(c)	$0.26	$0.25	$0.27
Net realized and unrealized gain (loss)	2.22	4.54		2.62	(0.88)	0.26
Total from investment operations	$2.44	$4.74		$2.88	$(0.63)	$0.53
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.36)		$(0.24)	$(0.31)	$(0.30)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.86)	$(0.66)		$(0.24)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$35.00	$33.42		$29.34	$26.70	$27.64
Total return (%) (r)(s)(t)(x)	7.40	16.69	(c)	10.87	(2.30)	1.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.33	(c)	1.37	1.37	1.36
Expenses after expense reductions (f)	1.29	1.30	(c)	1.33	1.32	1.34
Net investment income (loss)	0.62	0.68	(c)	0.92	0.88	0.96
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$1,163,703	$1,224,654		$1,359,996	$1,405,724	$1,555,607

See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$32.36	$28.40		$25.83	$26.68	$26.40
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.02	)(c)	$0.04	$0.03	$0.03
Net realized and unrealized gain (loss)	2.16	4.41		2.55	(0.85)	0.28
Total from investment operations	$2.11	$4.39		$2.59	$(0.82)	$0.31
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.13)		$(0.02)	$(0.03)	$(0.03)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.61)	$(0.43)		$(0.02)	$(0.03)	$(0.03)
Net asset value, end of period (x)	$33.86	$32.36		$28.40	$25.83	$26.68
Total return (%) (r)(s)(t)(x)	6.59	15.81	(c)	10.04	(3.06)	1.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.07	(c)	2.12	2.12	2.11
Expenses after expense reductions (f)	2.03	2.05	(c)	2.08	2.07	2.10
Net investment income (loss)	(0.14)	(0.06	)(c)	0.16	0.11	0.12
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$13,212	$15,120		$17,469	$18,975	$23,690

Class C	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$31.78	$27.93		$25.42	$26.32	$26.14
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.01	)(c)	$0.05	$0.03	$0.06
Net realized and unrealized gain (loss)	2.15	4.32		2.50	(0.83)	0.25
Total from investment operations	$2.07	$4.31		$2.55	$(0.80)	$0.31
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.16)		$(0.04)	$(0.10)	$(0.13)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.61)	$(0.46)		$(0.04)	$(0.10)	$(0.13)
Net asset value, end of period (x)	$33.24	$31.78		$27.93	$25.42	$26.32
Total return (%) (r)(s)(t)(x)	6.58	15.81	(c)	10.06	(3.04)	1.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.07	(c)	2.12	2.12	2.11
Expenses after expense reductions (f)	2.03	2.05	(c)	2.08	2.07	2.10
Net investment income (loss)	(0.25)	(0.04	)(c)	0.17	0.12	0.21
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$84,044	$152,036		$166,306	$166,327	$184,614

See Notes to Financial Statements

31

Financial Highlights – continued

Class I	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$34.41	$30.20		$27.48	$28.45	$28.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.32	(c)	$0.33	$0.33	$0.36
Net realized and unrealized gain (loss)	2.27	4.63		2.71	(0.92)	0.26
Total from investment operations	$2.59	$4.95		$3.04	$(0.59)	$0.62
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.44)		$(0.32)	$(0.38)	$(0.37)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.94)	$(0.74)		$(0.32)	$(0.38)	$(0.37)
Net asset value, end of period (x)	$36.06	$34.41		$30.20	$27.48	$28.45
Total return (%) (r)(s)(t)(x)	7.65	16.98	(c)	11.14	(2.07)	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	(c)	1.12	1.12	1.11
Expenses after expense reductions (f)	1.04	1.05	(c)	1.08	1.07	1.10
Net investment income (loss)	0.87	1.03	(c)	1.15	1.13	1.24
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$2,094,665	$1,876,295		$1,670,850	$1,779,171	$1,871,618

Class R1	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$31.03	$27.32		$24.82	$25.61	$25.52
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.01	)(c)	$0.05	$0.02	$0.04
Net realized and unrealized gain (loss)	2.09	4.21		2.45	(0.81)	0.26
Total from investment operations	$2.02	$4.20		$2.50	$(0.79)	$0.30
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.19)		$—	$—	$(0.21)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.61)	$(0.49)		$—	$—	$(0.21)
Net asset value, end of period (x)	$32.44	$31.03		$27.32	$24.82	$25.61
Total return (%) (r)(s)(t)(x)	6.59	15.79	(c)	10.07	(3.08)	1.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.07	(c)	2.12	2.12	2.11
Expenses after expense reductions (f)	2.04	2.05	(c)	2.08	2.07	2.10
Net investment income (loss)	(0.21)	(0.02	)(c)	0.19	0.06	0.17
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$2,471	$3,928		$3,265	$3,260	$7,403

See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$32.51	$28.56		$25.98	$26.90	$26.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	(c)	$0.18	$0.16	$0.19
Net realized and unrealized gain (loss)	2.17	4.41		2.57	(0.85)	0.25
Total from investment operations	$2.29	$4.54		$2.75	$(0.69)	$0.44
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.29)		$(0.17)	$(0.23)	$(0.26)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.78)	$(0.59)		$(0.17)	$(0.23)	$(0.26)
Net asset value, end of period (x)	$34.02	$32.51		$28.56	$25.98	$26.90
Total return (%) (r)(s)(t)(x)	7.13	16.37	(c)	10.61	(2.57)	1.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.57	(c)	1.62	1.62	1.61
Expenses after expense reductions (f)	1.54	1.55	(c)	1.58	1.57	1.60
Net investment income (loss)	0.35	0.46	(c)	0.66	0.60	0.70
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$48,630	$52,892		$54,065	$60,527	$75,355

Class R3	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$33.14	$29.11		$26.50	$27.45	$27.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.22	(c)	$0.25	$0.24	$0.27
Net realized and unrealized gain (loss)	2.21	4.48		2.61	(0.88)	0.26
Total from investment operations	$2.41	$4.70		$2.86	$(0.64)	$0.53
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.37)		$(0.25)	$(0.31)	$(0.31)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.86)	$(0.67)		$(0.25)	$(0.31)	$(0.31)
Net asset value, end of period (x)	$34.69	$33.14		$29.11	$26.50	$27.45
Total return (%) (r)(s)(t)(x)	7.39	16.70	(c)	10.85	(2.33)	1.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.32	(c)	1.37	1.37	1.36
Expenses after expense reductions (f)	1.29	1.30	(c)	1.33	1.32	1.34
Net investment income (loss)	0.58	0.73	(c)	0.92	0.88	0.96
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$146,726	$174,621		$157,360	$145,450	$155,509
See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$33.43	$29.36		$26.72	$27.67	$27.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	(c)	$0.32	$0.32	$0.33
Net realized and unrealized gain (loss)	2.21	4.52		2.64	(0.89)	0.27
Total from investment operations	$2.52	$4.81		$2.96	$(0.57)	$0.60
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.44)		$(0.32)	$(0.38)	$(0.36)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.95)	$(0.74)		$(0.32)	$(0.38)	$(0.36)
Net asset value, end of period (x)	$35.00	$33.43		$29.36	$26.72	$27.67
Total return (%) (r)(s)(t)(x)	7.65	16.98	(c)	11.16	(2.07)	2.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	(c)	1.12	1.12	1.11
Expenses after expense reductions (f)	1.04	1.05	(c)	1.08	1.07	1.10
Net investment income (loss)	0.87	0.96	(c)	1.15	1.15	1.15
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$318,571	$330,370		$312,467	$337,705	$350,430

Class R6	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$34.45	$30.24		$27.51	$28.48	$28.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.35	(c)	$0.38	$0.37	$0.40
Net realized and unrealized gain (loss)	2.27	4.64		2.70	(0.93)	0.25
Total from investment operations	$2.64	$4.99		$3.08	$(0.56)	$0.65
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.48)		$(0.35)	$(0.41)	$(0.39)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.98)	$(0.78)		$(0.35)	$(0.41)	$(0.39)
Net asset value, end of period (x)	$36.11	$34.45		$30.24	$27.51	$28.48
Total return (%) (r)(s)(t)(x)	7.79	17.10	(c)	11.30	(1.96)	2.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.96	(c)	1.00	1.00	1.00
Expenses after expense reductions (f)	0.92	0.94	(c)	0.95	0.95	0.99
Net investment income (loss)	1.02	1.13	(c)	1.32	1.27	1.36
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$2,654,886	$2,131,042		$1,027,737	$872,671	$823,847

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529A	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$32.89	$28.90		$26.31	$27.25	$27.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	(c)	$0.25	$0.24	$0.28
Net realized and unrealized gain (loss)	2.18	4.44		2.59	(0.87)	0.24
Total from investment operations	$2.40	$4.66		$2.84	$(0.63)	$0.52
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.37)		$(0.25)	$(0.31)	$(0.30)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.87)	$(0.67)		$(0.25)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$34.42	$32.89		$28.90	$26.31	$27.25
Total return (%) (r)(s)(t)(x)	7.41	16.67	(c)	10.87	(2.31)	1.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.42	(c)	1.47	1.47	1.46
Expenses after expense reductions (f)	1.29	1.30	(c)	1.33	1.33	1.34
Net investment income (loss)	0.64	0.74	(c)	0.93	0.88	0.98
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$8,529	$7,540		$6,193	$5,911	$6,174

Class 529B	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$31.15	$27.51		$24.85	$25.67	$25.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.08	(c)	$0.20	$0.01	$0.02
Net realized and unrealized gain (loss)	2.08	4.22		2.46	(0.80)	0.26
Total from investment operations	$2.28	$4.30		$2.66	$(0.79)	$0.28
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.36)		$—	$(0.03)	$(0.11)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.73)	$(0.66)		$—	$(0.03)	$(0.11)
Net asset value, end of period (x)	$32.70	$31.15		$27.51	$24.85	$25.67
Total return (%) (r)(s)(t)(x)	7.43	16.19	(c)	10.70	(3.06)	1.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.79	(c)	1.61	2.22	2.20
Expenses after expense reductions (f)	1.27	1.71	(c)	1.50	2.11	2.13
Net investment income (loss)	0.62	0.30	(c)	0.76	0.04	0.06
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$269	$297		$330	$344	$499

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529C	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$30.78	$27.08		$24.66	$25.56	$25.41
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.02	)(c)	$0.04	$0.02	$0.04
Net realized and unrealized gain (loss)	2.06	4.18		2.43	(0.80)	0.24
Total from investment operations	$2.00	$4.16		$2.47	$(0.78)	$0.28
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.16)		$(0.05)	$(0.12)	$(0.13)
From net realized gain	(0.58)	(0.30)		—	—	—
Total distributions declared to shareholders	$(0.63)	$(0.46)		$(0.05)	$(0.12)	$(0.13)
Net asset value, end of period (x)	$32.15	$30.78		$27.08	$24.66	$25.56
Total return (%) (r)(s)(t)(x)	6.56	15.75	(c)	10.03	(3.08)	1.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.17	(c)	2.22	2.22	2.21
Expenses after expense reductions (f)	2.08	2.10	(c)	2.12	2.12	2.14
Net investment income (loss)	(0.20)	(0.08	)(c)	0.14	0.09	0.15
Portfolio turnover	21	17		13	15	14
Net assets at end of period (000 omitted)	$1,686	$2,020		$1,909	$1,965	$2,015

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International New Discovery Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the most notable impacts being that the fund is no longer required to present the

37

Notes to Financial Statements – continued

components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S.

38

Notes to Financial Statements – continued

markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,398,709,408	$—	$—	$1,398,709,408
United Kingdom	1,174,252,102	—	—	1,174,252,102
Germany	472,399,225	—	—	472,399,225
Australia	250,393,723	—	—	250,393,723
Spain	202,183,248	—	—	202,183,248
Hong Kong	200,145,920	—	—	200,145,920
Switzerland	193,974,880	—	—	193,974,880
India	183,673,504	—	—	183,673,504
South Korea	174,249,869	—	—	174,249,869
Other Countries	1,921,848,221	33,224,093	—	1,955,072,314
Mutual Funds	313,403,613	—	—	313,403,613
Total	$6,485,233,713	$33,224,093	$—	$6,518,457,806

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates

39

Notes to Financial Statements – continued

prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,613,712. The fair value of the fund’s investment securities on loan and a related liability of $1,700,034 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification

40

Notes to Financial Statements – continued

clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

41

Notes to Financial Statements – continued

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/18	Year ended 9/30/17
Ordinary income (including any short-term capital gains)	$81,770,974	$66,937,519
Long-term capital gains	82,035,639	49,042,020
Total distributions	$163,806,613	$115,979,539

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/18
Cost of investments	$4,807,798,859
Gross appreciation	2,047,554,660
Gross depreciation	(336,895,713)
Net unrealized appreciation (depreciation)	$1,710,658,947
Undistributed ordinary income	64,576,225
Undistributed long-term capital gain	302,497,284
Other temporary differences	(972,722)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase.

42

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 9/30/18	Year ended 9/30/17	Year ended 9/30/18	Year ended 9/30/17
Class A	$9,585,658	$15,904,675	$20,219,931	$13,268,167
Class B	13,361	75,647	265,634	173,248
Class C	136,950	914,080	2,668,999	1,734,531
Class I	20,044,502	25,451,336	32,214,339	17,408,705
Class R1	3,441	23,948	61,598	37,807
Class R2	314,297	531,389	923,051	556,493
Class R3	1,450,943	1,977,228	2,982,787	1,602,692
Class R4	3,603,576	4,651,039	5,753,068	3,188,527
Class R6	25,775,048	17,312,942	37,537,871	10,981,873
Class 529A	67,853	79,915	135,835	65,382
Class 529B	1,450	4,044	5,470	3,379
Class 529C	3,079	11,276	37,872	21,216
Total	$61,000,158	$66,937,519	$102,806,455	$49,042,020

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.975%
In excess of $500 million and up to $1 billion	0.925%
In excess of $1 billion and up to $3 billion	0.90%
In excess of $3 billion and up to $5 billion	0.85%
In excess of $5 billion and up to $10 billion	0.80%
In excess of $10 billion	0.75%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2018, this management fee reduction amounted to $591,256, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.86% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $201,401 and $4,390 for the year ended September 30, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

43

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,029,071
Class B	0.75%	0.25%	1.00%	1.00%	148,564
Class C	0.75%	0.25%	1.00%	1.00%	1,217,494
Class R1	0.75%	0.25%	1.00%	1.00%	28,448
Class R2	0.25%	0.25%	0.50%	0.50%	260,524
Class R3	—	0.25%	0.25%	0.25%	421,398
Class 529A	—	0.25%	0.25%	0.20%	21,162
Class 529B	0.75%	0.25%	1.00%	0.18%	588
Class 529C	0.75%	0.25%	1.00%	1.00%	19,975
Total Distribution and Service Fees					$5,147,224

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2018, this rebate amounted to $20,326, $500, $604, $1, $18, $141, $3,832, $63, and $85 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period October 1, 2017 through July 31, 2018, the 0.75% distribution fee was not imposed for Class 529B shares. Effective August 1, 2018, 12b-1 distribution rate of 0.75% was reinstated.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2018, were as follows:

Amount
Class A	$4,143
Class B	9,256
Class C	6,001
Class 529B	—
Class 529C	69

44

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from October 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from October 1, 2017 through December 10, 2017, this waiver amounted to $986 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2018, were as follows:

	Fee	Waiver
Class 529A	$4,989	$757
Class 529B	175	29
Class 529C	1,199	200
Total Program Manager Fees and Waivers	$6,363	$986

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2018, the fee was $306,839, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,877,804.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.0098% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional

45

Notes to Financial Statements – continued

compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense $218 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the Retirement Deferral plan amounted to $2,043 at September 30, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2018, the fee paid by the fund under this agreement was $10,220 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $993,711 and $154,645 respectively. The sales transactions resulted in net realized gains (losses) of $43,897.

46

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended September 30, 2018, purchases and sales of investments, other than short-term obligations, aggregated $1,382,647,109 and $1,252,551,868, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,555,105	$230,678,813	7,363,845	$218,553,700
Class B	43,169	1,470,168	39,701	1,141,454
Class C	473,025	15,845,578	437,378	12,399,785
Class I	16,558,175	597,541,984	27,137,335	820,380,006
Class R1	33,310	1,087,975	47,968	1,319,416
Class R2	422,585	14,490,548	461,502	13,325,819
Class R3	1,002,503	34,839,942	1,344,748	39,960,676
Class R4	2,908,698	102,106,126	2,454,278	73,472,650
Class R6	20,953,786	757,098,221	31,737,739	1,000,028,395
Class 529A	41,156	1,423,100	41,161	1,201,136
Class 529B	1,057	34,620	396	11,184
Class 529C	9,620	311,044	8,770	249,728
	49,002,189	$1,756,928,119	71,074,821	$2,182,043,949

Shares issued to shareholders in reinvestment of distributions
Class A	829,311	$27,964,358	1,003,762	$27,242,093
Class B	8,344	273,848	9,233	244,108
Class C	84,593	2,724,748	92,254	2,394,906
Class I	1,264,484	43,839,647	1,264,221	35,259,112
Class R1	2,069	65,039	2,436	61,755
Class R2	35,779	1,174,978	39,145	1,035,781
Class R3	132,666	4,433,688	133,033	3,579,920
Class R4	260,003	8,749,106	267,985	7,259,724
Class R6	1,737,606	60,277,572	963,817	26,890,489
Class 529A	6,142	203,688	5,440	145,297
Class 529B	220	6,920	292	7,423
Class 529C	1,314	40,951	1,291	32,492
	4,362,531	$149,754,543	3,782,909	$104,153,100

47

Notes to Financial Statements – continued

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(10,779,950)	$(376,937,771)	(18,074,047)	$(529,404,354)
Class B	(128,593)	(4,377,889)	(196,788)	(5,644,105)
Class C	(2,813,801)	(94,671,170)	(1,700,501)	(48,588,451)
Class I	(14,267,477)	(513,141,694)	(29,199,512)	(918,602,826)
Class R1	(85,798)	(2,769,756)	(43,343)	(1,174,751)
Class R2	(655,695)	(22,336,872)	(767,021)	(22,365,982)
Class R3	(2,174,857)	(75,774,692)	(1,613,561)	(48,009,095)
Class R4	(3,950,700)	(139,030,483)	(3,481,599)	(103,600,004)
Class R6	(11,030,833)	(400,541,400)	(4,833,297)	(151,077,498)
Class 529A	(28,714)	(991,042)	(31,672)	(919,134)
Class 529B	(2,592)	(85,121)	(3,152)	(88,483)
Class 529C	(24,112)	(782,501)	(14,936)	(422,956)
	(45,943,122)	$(1,631,440,391)	(59,959,429)	$(1,829,897,639)

Net change
Class A	(3,395,534)	$(118,294,600)	(9,706,440)	$(283,608,561)
Class B	(77,080)	(2,633,873)	(147,854)	(4,258,543)
Class C	(2,256,183)	(76,100,844)	(1,170,869)	(33,793,760)
Class I	3,555,182	128,239,937	(797,956)	(62,963,708)
Class R1	(50,419)	(1,616,742)	7,061	206,420
Class R2	(197,331)	(6,671,346)	(266,374)	(8,004,382)
Class R3	(1,039,688)	(36,501,062)	(135,780)	(4,468,499)
Class R4	(781,999)	(28,175,251)	(759,336)	(22,867,630)
Class R6	11,660,559	416,834,393	27,868,259	875,841,386
Class 529A	18,584	635,746	14,929	427,299
Class 529B	(1,315)	(43,581)	(2,464)	(69,876)
Class 529C	(13,178)	(430,506)	(4,875)	(140,736)
	7,421,598	$275,242,271	14,898,301	$456,299,410

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 20%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Moderate Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

48

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended September 30, 2018, the fund’s commitment fee and interest expense were $37,638 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		256,218,781	923,572,826	(868,056,855)	311,734,752
Midland Holdings Ltd.		43,113,000	—	—	43,113,000

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(6,572)	$(19,350)	$—	$4,610,892	$311,703,579
Midland Holdings Ltd.	—	(576,472)	—	450,462	11,455,165
	$(6,572)	$(595,822)	$—	$5,061,354	$323,158,744

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International New Discovery Fund and the Board of Trustees of MFS Series Trust V:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International New Discovery Fund (the “Fund”) (one of the funds constituting the MFS Series Trust V (the “Trust”)), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust V) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

50

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

November 15, 2018

51

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

53

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

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Trustees and Officers – continued

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli
Peter Fruzzetti
Jose Luis Garcia
Robert Lau

57

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

58

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one-and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

59

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion, $3 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent,

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Board Review of Investment Advisory Agreement – continued

Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

61

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $122,917,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $126,354,534. The fund intends to pass through foreign tax credits of $10,506,423 for the fiscal year.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

63

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

64

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

September 30, 2018

MFS® Research Fund

MFR-ANN

MFS® Research Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the U.S. outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform to try to do these things. Our long-term perspective influences nearly every aspect of our business, aligning our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amazon.com, Inc.	4.0%
Mastercard, Inc., “A”	2.6%
Alphabet, Inc., “A”	2.6%
Johnson & Johnson	2.5%
Microsoft Corp.	2.5%
Facebook, Inc., “A”	2.2%
Pfizer, Inc.	2.1%
Citigroup, Inc.	2.0%
Cisco Systems, Inc.	1.6%
U.S. Bancorp	1.6%

Global equity sectors
Technology	23.5%
Financial Services	16.9%
Health Care	15.3%
Consumer Cyclicals	14.0%
Capital Goods	12.7%
Energy	8.3%
Consumer Staples	5.1%
Telecommunications/Cable Television (s)	3.3%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2018.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2018, Class A shares of the MFS Research Fund (“fund”) provided a total return of 17.54%, at net asset value. This compares with a return of 17.91% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth helped, in part, by the late-2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained quite tight, particularly in US high yield credits. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Stock selection in the consumer staples sector was a primary detractor from the fund’s performance relative to the S&P 500 Index. Within this sector, the fund’s overweight position in commercial products manufacturer Newell Brands and tobacco company Philip Morris International held back relative returns. The share price of Newell Brands declined on the back of weaker-than-expected sales driven in part by the closing of Toys ‘R’ Us stores.

3

Management Review – continued

Security selection in the technology sector also dampened relative results. Within this sector, underweight positions in computer and personal electronics maker Apple and software giant Microsoft, and holdings of remote access and support solutions provider LogMeIn (b), hindered relative performance. The share price of Apple appreciated as the company reported better-than-expected earnings results, driven by an average sales price increase on iPhones, which resulted in stronger revenues, services acceleration and growth in wearables. Company management also increased their guidance for the year, which further supported the stock.

Elsewhere, not owning shares of internet TV show and movie subscription services provider Netflix, and overweight positions in natural gas producer EQT, diversified medical products maker Johnson & Johnson, cable services provider Comcast and diversified financial services firm Citigroup, held back relative performance. The share price of Netflix advanced sharply after management reported impressive revenue growth that was well ahead of consensus estimates due to strong subscriber growth and higher average selling prices.

Contributors to Performance

Stock selection in the capital goods sector contributed to relative performance. Within this sector, not owning shares of diversified industrial conglomerate General Electric boosted relative results. The share price of General Electric declined after the company’s new management team significantly reduced its expectations for earnings and cash flow and cut its dividend in half. Additionally, shares reacted negatively to impairment charges and weakness in its power business.

Stock selection within the consumer cyclicals sector also supported relative performance. Within this sector, overweight positions in athletic shoes and apparel manufacturer NIKE, internet retailer Amazon.com and retail chain operator TJX Companies, and holdings of apparel retailer Urban Outfitters (b)(h) aided relative results. The share price of NIKE rose after the company reported strong sales and earnings driven by better-than-expected brand revenue growth in international markets, and a return to growth in North America. Additionally, a strong product pipeline and transition plan to a more consumer-centric business model, as well as a lower-than-anticipated tax rate, further helped the share price growth.

Stocks in other sectors that contributed to relative returns included overweight positons in software company Adobe Systems and customer information software manager Salesforce.com. The share price of Adobe appreciated during the period. Total revenues and earnings per share were ahead of expectations, driven by Document Cloud subscriptions and perpetual Acrobat revenues, which were key contributing factors to the strength in the company’s results. Furthermore, continued success of the company’s Creative Cloud product further contributed to the share price growth. Additionally, not owning shares of biopharmaceutical company Celgene and household products maker Procter & Gamble, and an underweight position in telecommunication services provider AT&T (h), further supported relative performance.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

4

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/13/71	17.54%	12.71%	11.43%
B	9/07/93	16.65%	11.87%	10.61%
C	1/03/94	16.65%	11.87%	10.60%
I	1/02/97	17.83%	12.99%	11.71%
R1	4/01/05	16.64%	11.87%	10.60%
R2	10/31/03	17.23%	12.43%	11.15%
R3	4/01/05	17.52%	12.71%	11.44%
R4	4/01/05	17.86%	13.00%	11.71%
R6	5/01/06	17.94%	13.09%	11.74%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		17.91%	13.95%	11.97%
Average annual with sales charge
A With initial Sales Charge (5.75%)		10.78%	11.39%	10.78%
B With CDSC (Declining over six years from 4% to 0%) (v)		12.65%	11.62%	10.61%
C With CDSC (1% for 12 months) (v)		15.65%	11.87%	10.60%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

7

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2018 through September 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2018 through September 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Expenses Paid During Period (p) 4/01/18-9/30/18
A	Actual	0.82%	$1,000.00	$1,105.49	$4.33
	Hypothetical (h)	0.82%	$1,000.00	$1,020.96	$4.15
B	Actual	1.57%	$1,000.00	$1,101.30	$8.27
	Hypothetical (h)	1.57%	$1,000.00	$1,017.20	$7.94
C	Actual	1.57%	$1,000.00	$1,101.34	$8.27
	Hypothetical (h)	1.57%	$1,000.00	$1,017.20	$7.94
I	Actual	0.58%	$1,000.00	$1,106.94	$3.06
	Hypothetical (h)	0.58%	$1,000.00	$1,022.16	$2.94
R1	Actual	1.58%	$1,000.00	$1,101.15	$8.32
	Hypothetical (h)	1.58%	$1,000.00	$1,017.15	$7.99
R2	Actual	1.08%	$1,000.00	$1,103.95	$5.70
	Hypothetical (h)	1.08%	$1,000.00	$1,019.65	$5.47
R3	Actual	0.83%	$1,000.00	$1,105.64	$4.38
	Hypothetical (h)	0.83%	$1,000.00	$1,020.91	$4.20
R4	Actual	0.58%	$1,000.00	$1,106.94	$3.06
	Hypothetical (h)	0.58%	$1,000.00	$1,022.16	$2.94
R6	Actual	0.48%	$1,000.00	$1,107.38	$2.54
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

9/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.4%
Issuer	Shares/Par	Value ($)
Aerospace - 3.9%
Harris Corp.	167,752	$28,385,316
Honeywell International, Inc. (a)	498,977	82,331,205
Northrop Grumman Corp.	165,278	52,454,279
United Technologies Corp.	447,036	62,500,103

		$225,670,903
Alcoholic Beverages - 0.7%
Constellation Brands, Inc., “A”	196,355	$42,338,065

Apparel Manufacturers - 1.7%
Hanesbrands, Inc.	1,082,186	$19,944,688
NIKE, Inc., “B”	920,943	78,022,291

		$97,966,979
Biotechnology - 1.4%
Biogen, Inc. (a)	132,861	$46,941,120
Bio-Techne Corp.	171,326	34,969,350

		$81,910,470
Brokerage & Asset Managers - 3.0%
Blackstone Group LP	1,251,567	$47,659,671
Invesco Ltd.	917,803	20,999,333
NASDAQ, Inc.	373,747	32,067,493
TD Ameritrade Holding Corp.	1,023,539	54,073,565
TMX Group Ltd.	337,346	22,641,214

		$177,441,276
Business Services - 5.9%
Accenture PLC, “A”	301,454	$51,307,471
Cognizant Technology Solutions Corp., “A”	617,962	47,675,768
DXC Technology Co.	751,347	70,265,971
Fidelity National Information Services, Inc.	591,336	64,497,018
Fiserv, Inc. (a)	580,681	47,836,501
Global Payments, Inc.	477,757	60,866,242

		$342,448,971
Cable TV - 1.9%
Altice USA, Inc.	962,316	$17,456,412
Comcast Corp., “A”	2,607,784	92,341,632

		$109,798,044

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 2.2%
Celanese Corp.	56,849	$6,480,786
DowDuPont, Inc.	1,043,019	67,076,552
PPG Industries, Inc.	512,906	55,973,432

		$129,530,770
Computer Software - 5.5%
Adobe Systems, Inc. (a)	321,322	$86,740,874
Microsoft Corp.	1,276,927	146,042,141
Salesforce.com, Inc. (a)	553,070	87,954,722

		$320,737,737
Computer Software - Systems - 2.1%
Apple, Inc.	278,889	$62,956,403
Constellation Software, Inc.	44,664	32,845,580
SS&C Technologies Holdings, Inc.	458,150	26,036,665

		$121,838,648
Construction - 1.0%
Sherwin-Williams Co.	101,026	$45,988,046
Vulcan Materials Co.	128,337	14,271,074

		$60,259,120
Consumer Products - 1.1%
Coty, Inc., “A”	1,346,908	$16,917,164
Kimberly-Clark Corp.	282,753	32,132,051
Newell Brands, Inc.	883,810	17,941,343

		$66,990,558
Consumer Services - 1.2%
Bookings Holdings, Inc. (a)	35,294	$70,023,296

Containers - 0.5%
Berry Global Group, Inc. (a)	610,029	$29,519,303

Electrical Equipment - 2.3%
HD Supply Holdings, Inc. (a)	811,340	$34,717,239
Johnson Controls International PLC	1,060,692	37,124,220
Sensata Technologies Holding PLC (a)	486,565	24,109,296
TE Connectivity Ltd.	412,081	36,234,282

		$132,185,037
Electronics - 1.8%
Analog Devices, Inc.	556,330	$51,438,272
NVIDIA Corp.	199,052	55,937,593

		$107,375,865

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 2.1%
EOG Resources, Inc.	551,544	$70,360,468
EQT Corp.	472,059	20,879,170
Marathon Petroleum Corp.	377,805	30,213,066

		$121,452,704
Energy - Integrated - 1.1%
BP PLC, ADR	1,346,694	$62,082,593

Entertainment - 0.4%
Six Flags Entertainment Corp.	340,213	$23,753,672

Food & Beverages - 2.3%
J.M. Smucker Co.	198,590	$20,377,320
Mondelez International, Inc.	1,117,940	48,026,702
PepsiCo, Inc.	573,611	64,129,710

		$132,533,732
Gaming & Lodging - 0.9%
Hilton Worldwide Holdings, Inc.	638,450	$51,573,991

Health Maintenance Organizations - 1.5%
Cigna Corp.	237,698	$49,500,608
Humana Inc.	118,955	40,268,647

		$89,769,255
Insurance - 2.5%
Aon PLC	536,047	$82,433,308
Chubb Ltd.	467,517	62,478,972

		$144,912,280
Internet - 6.5%
Alphabet, Inc., “A” (a)(s)	126,875	$153,148,275
Alphabet, Inc., “C” (a)	41,523	49,556,455
Baidu, Inc., ADR (a)	89,559	20,480,352
Facebook, Inc., “A” (a)(s)	797,045	131,082,021
LogMeIn, Inc.	312,372	27,832,345

		$382,099,448
Leisure & Toys - 1.2%
Electronic Arts, Inc. (a)	562,637	$67,792,132

Machinery & Tools - 1.4%
Flowserve Corp.	508,448	$27,807,021
Roper Technologies, Inc.	182,858	54,164,368

		$81,971,389

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 2.9%
Goldman Sachs Group, Inc.	325,265	$72,937,423
PNC Financial Services Group, Inc.	412,584	56,189,815
State Street Corp.	449,060	37,622,247

		$166,749,485
Medical & Health Technology & Services - 1.3%
ICON PLC (a)	295,074	$45,367,627
McKesson Corp.	222,626	29,531,339

		$74,898,966
Medical Equipment - 4.6%
Danaher Corp.	481,760	$52,348,042
Medtronic PLC	930,001	91,484,198
PerkinElmer, Inc.	697,957	67,890,277
Steris PLC	314,655	35,996,532
West Pharmaceutical Services, Inc.	149,569	18,467,285

		$266,186,334
Natural Gas - Distribution - 0.5%
Sempra Energy	278,398	$31,667,773

Natural Gas - Pipeline - 1.4%
Cheniere Energy, Inc. (a)	648,456	$45,061,207
Enterprise Products Partners LP	1,173,961	33,727,900

		$78,789,107
Network & Telecom - 1.6%
Cisco Systems, Inc.	1,967,259	$95,707,150

Oil Services - 0.8%
Liberty Oilfield Services, Inc. (l)	709,567	$15,305,360
Schlumberger Ltd.	487,086	29,673,279

		$44,978,639
Other Banks & Diversified Financials - 6.7%
Citigroup, Inc. (s)	1,612,347	$115,669,774
Mastercard, Inc., “A”	691,917	154,027,643
Signature Bank	244,751	28,107,205
U.S. Bancorp	1,765,647	93,243,818

		$391,048,440
Pharmaceuticals - 6.5%
Bristol-Myers Squibb Co.	952,050	$59,103,264
Johnson & Johnson	1,061,947	146,729,217

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Pfizer, Inc.	2,742,271	$120,851,883
Zoetis, Inc.	596,676	54,631,655

		$381,316,019
Railroad & Shipping - 1.3%
Canadian Pacific Railway Ltd.	196,162	$41,574,574
Kansas City Southern Co.	325,697	36,894,956

		$78,469,530
Real Estate - 1.8%
Public Storage, Inc., REIT	216,114	$43,575,066
Store Capital Corp., REIT	2,246,741	62,436,932

		$106,011,998
Restaurants - 1.5%
Aramark	610,890	$26,280,488
Starbucks Corp.	1,115,195	63,387,684

		$89,668,172
Specialty Chemicals - 0.1%
Elanco Animal Health, Inc. (a)	129,921	$4,532,944

Specialty Stores - 7.1%
Amazon.com, Inc. (a)	116,754	$233,858,262
Costco Wholesale Corp.	265,788	62,428,285
TJX Cos., Inc.	616,775	69,091,136
Tractor Supply Co.	549,022	49,895,119

		$415,272,802
Telecommunications - Wireless - 1.1%
American Tower Corp., REIT	422,480	$61,386,344

Telephone Services - 0.6%
Verizon Communications, Inc.	706,608	$37,725,801

Tobacco - 1.0%
Philip Morris International, Inc.	696,902	$56,825,389

Utilities - Electric Power - 2.5%
American Electric Power Co., Inc.	489,865	$34,721,631
CMS Energy Corp.	736,556	36,091,244
Duke Energy Corp.	441,243	35,308,265
NextEra Energy, Inc.	254,864	42,715,206

		$148,836,346
Total Common Stocks (Identified Cost, $4,106,194,235)		$5,804,047,477

15

Portfolio of Investments – continued

Investment Companies (h) - 0.8%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $45,535,634)	45,540,188	$45,535,634

Collateral for Securities Loaned - 0.1%
JPMorgan U.S. Government Money Market Fund, 1.96% (j) (Identified Cost, $6,749,600)	6,749,600	$6,749,600

Securities Sold Short - (0.3)%
Telecommunications - Wireless - (0.3)%
Crown Castle International Corp., REIT (Proceeds Received, $9,666,704)	(116,649)	$(12,986,533)

When-Issued Equity Sale - (0.0)%
Automotive - (0.0)%
Garrett Motion, Inc. (Proceeds Received, $625,517) (a)	(37,423)	$(692,326)

Other Assets, Less Liabilities - 0.0%		(2,420,053)
Net Assets - 100.0%		$5,840,233,799

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $45,535,634 and $5,810,797,077, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At September 30, 2018, the fund had cash collateral of $35,987 and other liquid securities with an aggregate value of $25,139,742 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $6,617,676 of securities on loan (identified cost, $4,112,943,835)	$5,810,797,077
Investments in affiliated issuers, at value (identified cost, $45,535,634)	45,535,634
Cash	11,343
Deposits with brokers for
Securities sold short	35,987
Receivables for
When-issued equity sale	625,517
Fund shares sold	7,315,163
Interest and dividends	5,992,404
Other assets	2,442
Total assets	$5,870,315,567
Liabilities
Payables for
Securities sold short, at value (proceeds received, $9,666,704)	$12,986,533
When-issued equity sale, at value	692,326
Fund shares reacquired	6,169,269
Collateral for securities loaned, at value	6,749,600
Payable to affiliates
Investment adviser	278,382
Shareholder servicing costs	2,897,447
Distribution and service fees	29,407
Payable for independent Trustees’ compensation	75,001
Accrued expenses and other liabilities	203,803
Total liabilities	$30,081,768
Net assets	$5,840,233,799
Net assets consist of
Paid-in capital	$3,597,196,246
Total distributable earnings (loss)	2,243,037,553
Net assets	$5,840,233,799
Shares of beneficial interest outstanding	123,594,458

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,456,897,233	31,178,907	$46.73
Class B	21,445,296	505,842	42.40
Class C	78,121,820	1,857,695	42.05
Class I	2,752,743,377	57,312,379	48.03
Class R1	4,946,645	119,575	41.37
Class R2	21,136,733	467,274	45.23
Class R3	45,929,561	988,509	46.46
Class R4	17,147,519	365,802	46.88
Class R6	1,441,865,615	30,798,475	46.82

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $49.58 [100 / 94.25 x $46.73]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$91,408,552
Dividends from affiliated issuers	818,185
Income on securities loaned	305,138
Other	166,438
Interest	15,676
Foreign taxes withheld	(172,440)
Total investment income	$92,541,549
Expenses
Management fee	$24,152,809
Distribution and service fees	7,935,438
Shareholder servicing costs	4,642,199
Administrative services fee	625,378
Independent Trustees’ compensation	90,314
Custodian fee	218,795
Shareholder communications	142,705
Audit and tax fees	56,110
Legal fees	43,844
Dividend and interest expense on securities sold short	639,175
Interest expense	1,999
Miscellaneous	357,034
Total expenses	$38,905,800
Fees paid indirectly	(6,800)
Reduction of expenses by investment adviser and distributor	(140,359)
Net expenses	$38,758,641
Net investment income (loss)	$53,782,908
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$649,859,773
Affiliated issuers	5,353
Foreign currency	(2,911)
Net realized gain (loss)	$649,862,215
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$217,848,039
Affiliated issuers	(929)
Securities sold short	(1,323,966)
Translation of assets and liabilities in foreign currencies	1,339
Net unrealized gain (loss)	$216,524,483
Net realized and unrealized gain (loss)	$866,386,698
Change in net assets from operations	$920,169,606

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/18	9/30/17
Change in net assets
From operations
Net investment income (loss)	$53,782,908	$47,428,897
Net realized gain (loss)	649,862,215	371,678,940
Net unrealized gain (loss)	216,524,483	405,460,414
Change in net assets from operations	$920,169,606	$824,568,251
Total distributions declared to shareholders (a)	$(457,221,994)	$(264,830,712)
Change in net assets from fund share transactions	$(6,420,157)	$(114,710,989)
Total change in net assets	$456,527,455	$445,026,550
Net assets
At beginning of period	5,383,706,344	4,938,679,794
At end of period (b)	$5,840,233,799	$5,383,706,344

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 2. For the year ended September 30, 2017, distributions from net investment income and from net realized gain were $52,150,307 and $212,680,405, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended September 30, 2017, end of period net assets included undistributed net investment income of $45,320,574.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$43.26	$38.88		$36.37	$38.78	$34.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.33	(c)	$0.46	$0.28	$0.24
Net realized and unrealized gain (loss)	6.83	6.15		4.56	(0.53)	5.24
Total from investment operations	$7.18	$6.48		$5.02	$(0.25)	$5.48
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.38)		$(0.29)	$(0.26)	$(0.35)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.71)	$(2.10)		$(2.51)	$(2.16)	$(1.03)
Net asset value, end of period (x)	$46.73	$43.26		$38.88	$36.37	$38.78
Total return (%) (r)(s)(t)(x)	17.51	17.46	(c)	14.39	(0.93)	16.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	(c)	0.83	0.82	0.81
Expenses after expense reductions (f)	0.81	0.82	(c)	0.82	0.82	0.80
Net investment income (loss)	0.81	0.82	(c)	1.25	0.71	0.65
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$1,456,897	$2,643,928		$2,331,409	$2,061,339	$2,131,106
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.80	0.81	(c)	0.82	0.81	0.80
See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$39.55	$35.70		$33.56	$35.95	$31.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.03	(c)	$0.16	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	6.21	5.64		4.21	(0.48)	4.87
Total from investment operations	$6.24	$5.67		$4.37	$(0.49)	$4.84
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.10)		$(0.01)	$—	$(0.10)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.39)	$(1.82)		$(2.23)	$(1.90)	$(0.78)
Net asset value, end of period (x)	$42.40	$39.55		$35.70	$33.56	$35.95
Total return (%) (r)(s)(t)(x)	16.65	16.59	(c)	13.54	(1.66)	15.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	(c)	1.58	1.57	1.56
Expenses after expense reductions (f)	1.56	1.57	(c)	1.57	1.57	1.55
Net investment income (loss)	0.06	0.07	(c)	0.47	(0.04)	(0.09)
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$21,445	$22,131		$24,104	$25,338	$29,834
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.55	1.56	(c)	1.57	1.56	1.55

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$39.27	$35.48		$33.39	$35.79	$31.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.03	(c)	$0.16	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	6.17	5.60		4.17	(0.48)	4.85
Total from investment operations	$6.18	$5.63		$4.33	$(0.49)	$4.82
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)		$(0.02)	$(0.01)	$(0.15)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.40)	$(1.84)		$(2.24)	$(1.91)	$(0.83)
Net asset value, end of period (x)	$42.05	$39.27		$35.48	$33.39	$35.79
Total return (%) (r)(s)(t)(x)	16.62	16.61	(c)	13.51	(1.67)	15.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	(c)	1.58	1.57	1.56
Expenses after expense reductions (f)	1.56	1.57	(c)	1.58	1.57	1.55
Net investment income (loss)	0.03	0.07	(c)	0.49	(0.04)	(0.10)
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$78,122	$133,255		$134,406	$129,249	$129,359
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.55	1.56	(c)	1.57	1.57	1.55

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$44.35	$39.81		$37.18	$39.59	$35.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.44	(c)	$0.57	$0.38	$0.34
Net realized and unrealized gain (loss)	6.99	6.29		4.66	(0.54)	5.34
Total from investment operations	$7.49	$6.73		$5.23	$(0.16)	$5.68
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.47)		$(0.38)	$(0.35)	$(0.44)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.81)	$(2.19)		$(2.60)	$(2.25)	$(1.12)
Net asset value, end of period (x)	$48.03	$44.35		$39.81	$37.18	$39.59
Total return (%) (r)(s)(t)(x)	17.83	17.74	(c)	14.68	(0.68)	16.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.57	(c)	0.58	0.57	0.56
Expenses after expense reductions (f)	N/A	0.57	(c)	0.58	0.57	0.56
Net investment income (loss)	1.09	1.07	(c)	1.52	0.96	0.90
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$2,752,743	$1,065,739		$927,500	$723,107	$705,200
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.56	0.56	(c)	0.57	0.57	0.56

See Notes to Financial Statements

24

Financial Highlights – continued

Class R1	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$38.69	$34.99		$32.95	$35.35	$31.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.02	(c)	$0.17	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	6.06	5.52		4.11	(0.47)	4.79
Total from investment operations	$6.09	$5.54		$4.28	$(0.48)	$4.76
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)		$(0.02)	$(0.02)	$(0.15)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.41)	$(1.84)		$(2.24)	$(1.92)	$(0.83)
Net asset value, end of period (x)	$41.37	$38.69		$34.99	$32.95	$35.35
Total return (%) (r)(s)(t)(x)	16.64	16.59	(c)	13.53	(1.66)	15.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	(c)	1.58	1.57	1.56
Expenses after expense reductions (f)	N/A	1.57	(c)	1.58	1.57	1.56
Net investment income (loss)	0.07	0.07	(c)	0.50	(0.04)	(0.10)
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$4,947	$4,189		$4,500	$3,980	$4,422
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.56	1.56	(c)	1.57	1.57	1.56

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$41.97	$37.77		$35.37	$37.76	$33.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.22	(c)	$0.35	$0.17	$0.15
Net realized and unrealized gain (loss)	6.60	5.98		4.44	(0.51)	5.10
Total from investment operations	$6.84	$6.20		$4.79	$(0.34)	$5.25
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.28)		$(0.17)	$(0.15)	$(0.29)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.58)	$(2.00)		$(2.39)	$(2.05)	$(0.97)
Net asset value, end of period (x)	$45.23	$41.97		$37.77	$35.37	$37.76
Total return (%) (r)(s)(t)(x)	17.21	17.19	(c)	14.10	(1.19)	15.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.07	(c)	1.08	1.07	1.06
Expenses after expense reductions (f)	N/A	1.07	(c)	1.08	1.07	1.06
Net investment income (loss)	0.56	0.57	(c)	0.97	0.46	0.40
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$21,137	$26,054		$27,545	$27,224	$37,003
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.06	1.06	(c)	1.07	1.07	1.06

See Notes to Financial Statements

26

Financial Highlights – continued

Class R3	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$43.02	$38.67		$36.17	$38.57	$34.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.33	(c)	$0.46	$0.27	$0.24
Net realized and unrealized gain (loss)	6.77	6.11		4.53	(0.52)	5.21
Total from investment operations	$7.13	$6.44		$4.99	$(0.25)	$5.45
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.37)		$(0.27)	$(0.25)	$(0.36)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.69)	$(2.09)		$(2.49)	$(2.15)	$(1.04)
Net asset value, end of period (x)	$46.46	$43.02		$38.67	$36.17	$38.57
Total return (%) (r)(s)(t)(x)	17.50	17.46	(c)	14.39	(0.92)	16.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	(c)	0.83	0.82	0.81
Expenses after expense reductions (f)	N/A	0.82	(c)	0.83	0.82	0.81
Net investment income (loss)	0.81	0.83	(c)	1.24	0.70	0.65
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$45,930	$45,780		$56,488	$51,952	$58,407
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.81	0.81	(c)	0.82	0.82	0.81

See Notes to Financial Statements

27

Financial Highlights – continued

Class R4	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$43.31	$38.91		$36.40	$38.81	$34.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.43	(c)	$0.56	$0.37	$0.34
Net realized and unrealized gain (loss)	6.88	6.16		4.55	(0.52)	5.23
Total from investment operations	$7.31	$6.59		$5.11	$(0.15)	$5.57
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.47)		$(0.38)	$(0.36)	$(0.43)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.74)	$(2.19)		$(2.60)	$(2.26)	$(1.11)
Net asset value, end of period (x)	$46.88	$43.31		$38.91	$36.40	$38.81
Total return (%) (r)(s)(t)(x)	17.84	17.77	(c)	14.66	(0.68)	16.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.57	(c)	0.58	0.57	0.55
Expenses after expense reductions (f)	N/A	0.57	(c)	0.58	0.57	0.55
Net investment income (loss)	0.97	1.08	(c)	1.52	0.96	0.90
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$17,148	$49,141		$57,922	$46,669	$46,235
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.56	0.56	(c)	0.57	0.57	0.55

See Notes to Financial Statements

28

Financial Highlights – continued

Class R6	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$43.33	$38.94		$36.42	$38.82	$34.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.46	(c)	$0.58	$0.41	$0.36
Net realized and unrealized gain (loss)	6.83	6.16		4.58	(0.53)	5.23
Total from investment operations	$7.34	$6.62		$5.16	$(0.12)	$5.59
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.51)		$(0.42)	$(0.38)	$(0.46)
From net realized gain	(3.25)	(1.72)		(2.22)	(1.90)	(0.68)
Total distributions declared to shareholders	$(3.85)	$(2.23)		$(2.64)	$(2.28)	$(1.14)
Net asset value, end of period (x)	$46.82	$43.33		$38.94	$36.42	$38.82
Total return (%) (r)(s)(t)(x)	17.92	17.86	(c)	14.80	(0.59)	16.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.49	(c)	0.48	0.48	0.49
Expenses after expense reductions (f)	N/A	0.49	(c)	0.48	0.48	0.49
Net investment income (loss)	1.15	1.16	(c)	1.57	1.05	0.97
Portfolio turnover	33	38		47	44	39
Net assets at end of period (000 omitted)	$1,441,866	$1,393,491		$1,374,807	$1,347,779	$1,364,115
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.47	0.47	(c)	0.48	0.48	0.48

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the most notable impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

30

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The

31

Notes to Financial Statements – continued

adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,804,047,477	$—	$—	$5,804,047,477
Mutual Funds	52,285,234	—	—	52,285,234
Total	$5,856,332,711	$—	$—	$5,856,332,711
When-Issued Equity Sale	$(692,326)	$—	$—	$(692,326)
Securities Sold Short	(12,986,533)	—	—	(12,986,533)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain

32

Notes to Financial Statements – continued

if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended September 30, 2018, this expense amounted to $639,175. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $6,617,676. The fair value of the fund’s investment securities on loan and a related liability of $6,749,600 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,

33

Notes to Financial Statements – continued

the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax

34

Notes to Financial Statements – continued

purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	9/30/18	9/30/17
Ordinary income (including any short-term capital gains)	$116,701,049	$52,150,307
Long-term capital gains	340,520,945	212,680,405
Total distributions	$457,221,994	$264,830,712

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/18
Cost of investments	$4,160,308,883
Gross appreciation	1,783,094,286
Gross depreciation	(100,056,991)
Net unrealized appreciation (depreciation)	$1,683,037,295
Undistributed ordinary income	62,006,430
Undistributed long-term capital gain	491,537,104
Other temporary differences	6,456,724

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will

35

Notes to Financial Statements – continued

convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 9/30/18	Year ended 9/30/17	Year ended 9/30/18	Year ended 9/30/17
Class A	$27,695,376	$22,476,054	$197,761,640	$102,174,585
Class B	74,160	62,517	1,752,577	1,108,623
Class C	497,217	459,035	10,768,825	6,425,296
Class I	13,288,034	10,772,599	77,512,261	39,241,145
Class R1	17,801	14,822	358,181	207,755
Class R2	199,939	196,905	1,961,523	1,212,090
Class R3	450,498	523,279	3,334,436	2,409,391
Class R4	173,201	584,156	1,146,563	2,150,646
Class R6	18,604,241	17,060,940	101,625,521	57,750,874
Total	$61,000,467	$52,150,307	$396,221,527	$212,680,405

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $5 billion	0.43%
In excess of $5 billion and up to $10 billion	0.40%
In excess of $10 billion	0.37%

The management fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.43% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $71,587 for the year ended September 30, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

36

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$6,325,084
Class B	0.75%	0.25%	1.00%	0.99%	218,817
Class C	0.75%	0.25%	1.00%	1.00%	1,106,080
Class R1	0.75%	0.25%	1.00%	1.00%	46,135
Class R2	0.25%	0.25%	0.50%	0.50%	124,343
Class R3	—	0.25%	0.25%	0.25%	114,979
Total Distribution and Service Fees					$7,935,438

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2018, this rebate amounted to $135,276, $1,310, and $3,773 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2018, were as follows:

Amount
Class A	$2,725
Class B	16,217
Class C	6,750

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2018, the fee was $474,656, which equated to 0.0084% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,167,543.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

37

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.0110% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,935 and the Retirement Deferral plan resulted in an expense of $10,328. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under both plans amounted to $74,396 at September 30, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2018, the fee paid by the fund under this agreement was $9,207 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 20, 2017, MFS redeemed 1,183 shares of Class I for an aggregate amount of $52,206.

38

Notes to Financial Statements – continued

On March 16, 2017, MFS redeemed 2,708 shares of Class I for an aggregate amount of $111,038.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $18,777,200 and $31,200,371, respectively. The sales transactions resulted in net realized gains (losses) of $7,489,356.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to September 30, 2018, this reimbursement amounted to $165,681, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2018, purchases and sales of investments, other than short sales and short-term obligations, aggregated $1,840,426,794 and $2,230,759,340, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,065,994	$393,829,095	8,867,974	$355,641,472
Class B	46,660	1,867,841	66,947	2,423,307
Class C	228,965	9,105,615	284,524	10,260,561
Class I	41,994,689	1,940,081,525	8,389,380	342,952,373
Class R1	9,337	363,733	6,478	233,259
Class R2	76,306	3,258,571	79,257	3,094,285
Class R3	155,544	6,802,522	212,708	8,438,914
Class R4	72,981	3,223,315	294,109	12,042,487
Class R6	1,426,465	61,935,165	1,851,060	74,593,171
	53,076,941	$2,420,467,382	20,052,437	$809,679,829

39

Notes to Financial Statements – continued

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	5,123,208	$216,097,174	3,162,379	$119,031,964
Class B	46,740	1,799,052	33,004	1,142,271
Class C	287,937	10,993,423	180,132	6,191,147
Class I	2,064,006	89,288,888	1,282,197	49,390,216
Class R1	10,010	375,982	6,573	222,577
Class R2	47,102	1,926,937	33,773	1,235,738
Class R3	89,543	3,755,448	78,115	2,923,855
Class R4	31,252	1,319,764	72,715	2,734,802
Class R6	2,805,788	118,235,897	1,967,794	73,989,048
	10,505,586	$443,792,565	6,816,682	$256,861,618

Shares reacquired
Class A	(44,128,636)	$(1,978,195,847)	(10,880,956)	$(433,183,681)
Class B	(147,191)	(5,918,797)	(215,570)	(7,908,104)
Class C	(2,052,926)	(79,678,308)	(858,976)	(31,608,810)
Class I	(10,775,031)	(494,586,536)	(8,943,725)	(365,813,299)
Class R1	(8,037)	(313,375)	(33,398)	(1,211,778)
Class R2	(276,935)	(11,877,316)	(221,463)	(8,707,110)
Class R3	(320,813)	(14,023,442)	(687,437)	(26,920,597)
Class R4	(873,106)	(38,880,285)	(720,600)	(28,557,177)
Class R6	(5,597,413)	(247,206,198)	(6,965,408)	(277,341,880)
	(64,180,088)	$(2,870,680,104)	(29,527,533)	$(1,181,252,436)

Net change
Class A	(29,939,434)	$(1,368,269,578)	1,149,397	$41,489,755
Class B	(53,791)	(2,251,904)	(115,619)	(4,342,526)
Class C	(1,536,024)	(59,579,270)	(394,320)	(15,157,102)
Class I	33,283,664	1,534,783,877	727,852	26,529,290
Class R1	11,310	426,340	(20,347)	(755,942)
Class R2	(153,527)	(6,691,808)	(108,433)	(4,377,087)
Class R3	(75,726)	(3,465,472)	(396,614)	(15,557,828)
Class R4	(768,873)	(34,337,206)	(353,776)	(13,779,888)
Class R6	(1,365,160)	(67,035,136)	(3,146,554)	(128,759,661)
	(597,561)	$(6,420,157)	(2,658,414)	$(114,710,989)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 8%, 7%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund.

40

Notes to Financial Statements – continued

In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended September 30, 2018, the fund’s commitment fee and interest expense were $33,570 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		56,288,257	747,830,108	(758,578,177)	45,540,188

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$5,353	$(929)	$—	$818,185	$45,535,634

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Research Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018,

42

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

48

Trustees and Officers – continued

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

50

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2017, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2017, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by

51

Board Review of Investment Advisory Agreement – continued

Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $5 billion and $10 billion. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

52

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $441,654,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 67.75% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

September 30, 2018

MFS® Total Return Fund

MTR-ANN

MFS® Total Return Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the U.S. outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform to try to do these things. Our long-term perspective influences nearly every aspect of our business, aligning our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.75%, 9/30/2022	2.0%
U.S. Treasury Notes, 1%, 6/30/2019	1.9%
U.S. Treasury Bonds, 2.875%, 5/15/2043	1.9%
JPMorgan Chase & Co.	1.8%
U.S. Treasury Notes, 1.75%, 11/30/2021	1.8%
Fannie Mae, 3.5%, 30 Years	1.4%
Pfizer, Inc.	1.4%
Fannie Mae, 4%, 30 Years	1.3%
U.S. Treasury Notes, 3.125%, 5/15/2021	1.3%
U.S. Treasury Notes, 1.625%, 6/30/2019	1.3%

Composition including fixed income credit quality (a)(i)
AAA	3.2%
AA	0.5%
A	3.9%
BBB	6.4%
B (o)	0.0%
CCC (o)	0.0%
CC (o)	0.0%
U.S. Government	13.3%
Federal Agencies	12.0%
Not Rated	0.1%
Non-Fixed Income	59.6%
Cash & Cash Equivalents	1.0%

Equity sectors
Financial Services	14.7%
Health Care	9.8%
Industrial Goods & Services	5.6%
Consumer Staples	5.4%
Technology	5.3%
Utilities & Communications	3.7%
Energy	3.2%
Special Products & Services	2.7%
Leisure	2.4%
Basic Materials	2.1%
Autos & Housing	1.6%
Transportation	1.6%
Retailing	1.5%

Portfolio Composition – continued

Fixed income sectors (i)
U.S. Treasury Securities	13.3%
Mortgage-Backed Securities	11.9%
Investment Grade Corporates	10.3%
Commercial Mortgage-Backed Securities	1.8%
Collateralized Debt Obligations	0.9%
Emerging Markets Bonds	0.4%
Asset-Backed Securities	0.4%
Non-U.S. Government Bonds	0.2%
Municipal Bonds	0.1%
U.S. Government Agencies	0.1%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2018, Class A shares of the MFS Total Return Fund (“fund”) provided a total return of 4.71%, at net asset value. This compares with a return of 17.91% and –1.22% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Aggregate Bond Index (“Bloomberg Index”), respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of 9.99%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth helped, in part, by the late-2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down from elevated levels earlier in the period to multiples more in line with long-term averages. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained quite tight, particularly in US high yield credits. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Management Review – continued

Detractors from Performance

Within the equity portion of the fund, a combination of stock selection and an overweight position in the financial services sector detracted from performance relative to the S&P 500 Index. Within this sector, an overweight position in insurance company MetLife held back relative results.

An underweight position and stock selection within both the technology and retailing sectors hampered relative performance. Within the technology sector, the portfolio’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft detracted from relative returns. Shares of Apple rose as the company reported better-than-expected earnings results, driven by an average sales price increase on iPhones, which resulted in stronger revenues, services acceleration and growth in wearables. Company management also increased their guidance for the year, which further supported the stock. Within the retailing sector, the portfolio’s underweight position in internet retailer Amazon.com weighed on relative performance. Shares of Amazon rose as the company delivered strong earnings results with operating income well ahead of street estimates and at the high end of the company’s guidance. Operating income benefited from an improvement in profitability across all segments. In particular, cloud services witnessed continued acceleration in sales and higher operating margins. The company also increased its upcoming operating income guidance above expectations, which further supported the stock.

Elsewhere, the fund’s overweight holdings of tobacco company Philip Morris International, cable services provider Comcast, automotive components supplier Johnson Controls International and health services and information technology company McKesson held back relative results. Not owning shares of subscription services provider Netflix also hampered relative performance. Owning a position in healthcare and agricultural products producer Bayer AG (b) (Germany) weighed on relative performance. In August, a court awarded $289 million in damages to an individual who claimed to have contracted Non-Hodgkin’s Lymphoma cancer from exposure to glyphosate herbicide, which was discovered and branded as Roundup by Monsanto, which Bayer acquired in 2018. Shares of Bayer traded significantly lower after the news as investors appeared to have been concerned that more lawsuits could be filed.

Within the fixed income portion of the fund, weak security selection within utilities hurt performance relative to the Bloomberg Index. The fund’s underweight exposure to Government-Related Local Authority bonds also held back relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection within both the industrial goods & services and utilities & communications sectors contributed to performance relative to the S&P 500 Index. Within the industrial goods & services sector, avoiding shares of diversified industrial conglomerate General Electric contributed positively to relative performance. Despite the company having reported earnings results that were in-line with expectations, shares of General Electric fell on weaker-than-expected results in its aviation segment, and its lowered guidance for free cash flow weighed on the stock. Within the utilities & communications sector, an underweight position in telecommunication services provider AT&T aided relative results.

Management Review – continued

Securities in other sectors that also buoyed relative performance included underweight holdings of biopharmaceutical company Celgene (h), household products maker Procter & Gamble, social networking service provider Facebook and specialty pharmaceutical company Allergan (h). Furthermore, the fund’s overweight positions in shares of railroad and freight transportation services provider Union Pacific, multinational retailer Best Buy, pharmaceutical giant Pfizer and software company Adobe Systems bolstered relative results.

Within the fixed income portion of the fund, the fund’s shorter duration (d) stance supported returns relative to the Bloomberg Index as interest rates generally rose throughout the reporting period. Security selection within “AAA” and “A” rated (r) credit quality segments contributed positively to relative performance. Furthermore, a greater-than-benchmark exposure to bonds in the commercial mortgage-backed securities sector contributed to relative performance.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Steven Gorham, Joshua Marston, Robert Persons, Jonathan Sage, and Brooks Taylor

(b)	Security is not a benchmark constituent.
(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective June 30, 2018, William Douglas and Richard Hawkins are no longer Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/06/70	4.71%	7.22%	7.43%	N/A
B	8/23/93	3.94%	6.42%	6.65%	N/A
C	8/01/94	3.97%	6.41%	6.65%	N/A
I	1/02/97	4.97%	7.47%	7.72%	N/A
R1	4/01/05	3.99%	6.42%	6.65%	N/A
R2	10/31/03	4.48%	6.95%	7.18%	N/A
R3	4/01/05	4.70%	7.21%	7.45%	N/A
R4	4/01/05	4.96%	7.49%	7.72%	N/A
R6	6/01/12	5.06%	7.57%	N/A	9.23%
529A	7/31/02	4.68%	7.18%	7.37%	N/A
529B	7/31/02	3.86%	6.36%	6.58%	N/A
529C	7/31/02	3.89%	6.36%	6.58%	N/A
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		17.91%	13.95%	11.97%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (f)		(1.22)%	2.16%	3.77%	N/A
MFS Total Return Blended Index (f)(w)		9.99%	9.22%	8.91%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(1.31)%	5.96%	6.80%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.02)%	6.10%	6.65%	N/A
C With CDSC (1% for 12 months) (v)		2.98%	6.41%	6.65%	N/A
529A With initial Sales Charge (5.75%)		(1.33)%	5.92%	6.73%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(0.10)%	6.04%	6.58%	N/A
529C With CDSC (1% for 12 months) (v)		2.90%	6.36%	6.58%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.
(w)	As of September 30, 2018, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2018 through September 30, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2018 through September 30, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/18	Ending Account Value 9/30/18	Expenses Paid During Period (p) 4/01/18-9/30/18
A	Actual	0.73%	$1,000.00	$1,036.09	$3.73
	Hypothetical (h)	0.73%	$1,000.00	$1,021.41	$3.70
B	Actual	1.48%	$1,000.00	$1,031.80	$7.54
	Hypothetical (h)	1.48%	$1,000.00	$1,017.65	$7.49
C	Actual	1.48%	$1,000.00	$1,032.10	$7.54
	Hypothetical (h)	1.48%	$1,000.00	$1,017.65	$7.49
I	Actual	0.48%	$1,000.00	$1,036.81	$2.45
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43
R1	Actual	1.48%	$1,000.00	$1,032.18	$7.54
	Hypothetical (h)	1.48%	$1,000.00	$1,017.65	$7.49
R2	Actual	0.98%	$1,000.00	$1,034.61	$5.00
	Hypothetical (h)	0.98%	$1,000.00	$1,020.16	$4.96
R3	Actual	0.73%	$1,000.00	$1,035.46	$3.72
	Hypothetical (h)	0.73%	$1,000.00	$1,021.41	$3.70
R4	Actual	0.48%	$1,000.00	$1,037.31	$2.45
	Hypothetical (h)	0.48%	$1,000.00	$1,022.66	$2.43
R6	Actual	0.39%	$1,000.00	$1,037.82	$1.99
	Hypothetical (h)	0.39%	$1,000.00	$1,023.11	$1.98
529A	Actual	0.77%	$1,000.00	$1,035.98	$3.93
	Hypothetical (h)	0.77%	$1,000.00	$1,021.21	$3.90
529B	Actual	1.53%	$1,000.00	$1,031.78	$7.79
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74
529C	Actual	1.53%	$1,000.00	$1,031.49	$7.79
	Hypothetical (h)	1.53%	$1,000.00	$1,017.40	$7.74

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 59.4%
Issuer	Shares/Par	Value ($)
Aerospace - 3.2%
Boeing Co.	125,830	$46,796,177
Harris Corp.	59,522	10,071,718
Honeywell International, Inc. (a)	420,587	69,396,855
Lockheed Martin Corp.	125,145	43,295,164
Northrop Grumman Corp.	87,471	27,760,671
United Technologies Corp.	351,129	49,091,346

		$246,411,931
Airlines - 0.1%
Delta Air Lines, Inc.	204,869	$11,847,574

Alcoholic Beverages - 0.5%
Diageo PLC	804,339	$28,505,328
Molson Coors Brewing Co.	115,560	7,106,940

		$35,612,268
Apparel Manufacturers - 0.4%
Hanesbrands, Inc.	332,561	$6,129,099
LVMH Moet Hennessy Louis Vuitton SE	31,931	11,292,584
NIKE, Inc., “B”	161,308	13,666,014

		$31,087,697
Automotive - 0.7%
Aptiv PLC	233,835	$19,618,757
Harley-Davidson, Inc.	48,701	2,206,155
Lear Corp.	156,067	22,629,715
Toyota Motor Corp.	215,900	13,481,874

		$57,936,501
Biotechnology - 0.1%
Biogen, Inc. (a)	23,259	$8,217,637

Broadcasting - 0.4%
Interpublic Group of Companies, Inc.	525,727	$12,023,376
Omnicom Group, Inc.	342,739	23,313,107

		$35,336,483
Brokerage & Asset Managers - 1.4%
Apollo Global Management LLC, “A”	563,875	$19,481,881
BlackRock, Inc.	60,819	28,665,819

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - continued
Blackstone Group LP	366,167	$13,943,639
Charles Schwab Corp.	176,079	8,654,283
Invesco Ltd.	208,371	4,767,529
NASDAQ, Inc.	191,204	16,405,303
T. Rowe Price Group, Inc.	170,041	18,565,077

		$110,483,531
Business Services - 2.7%
Accenture PLC, “A”	417,247	$71,015,439
Amdocs Ltd.	201,814	13,315,688
Cognizant Technology Solutions Corp., “A”	80,047	6,175,626
DXC Technology Co.	589,051	55,088,049
Equifax, Inc.	128,742	16,809,843
Fidelity National Information Services, Inc.	163,140	17,793,680
Fiserv, Inc. (a)	199,220	16,411,744
Worldpay, Inc. (a)	111,116	11,252,717

		$207,862,786
Cable TV - 1.3%
Comcast Corp., “A”	2,828,459	$100,155,733

Chemicals - 1.5%
3M Co.	152,983	$32,235,048
Celanese Corp.	123,003	14,022,342
DowDuPont, Inc.	263,304	16,933,080
PPG Industries, Inc.	497,154	54,254,416

		$117,444,886
Computer Software - 1.8%
Adobe Systems, Inc. (a)	180,957	$48,849,342
Check Point Software Technologies Ltd. (a)	82,351	9,690,242
Microsoft Corp.	622,232	71,164,674
Oracle Corp.	272,787	14,064,898

		$143,769,156
Computer Software - Systems - 0.6%
Apple, Inc.	136,142	$30,732,695
Hewlett Packard Enterprise	319,005	5,202,972
Seagate Technology PLC	126,763	6,002,228
Western Digital Corp.	86,484	5,062,773

		$47,000,668
Construction - 0.7%
Pulte Homes, Inc.	268,093	$6,640,664
Sherwin-Williams Co.	62,056	28,248,512

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - continued
Stanley Black & Decker, Inc.	128,785	$18,859,275

		$53,748,451
Consumer Products - 0.9%
Colgate-Palmolive Co.	46,868	$3,137,813
Coty, Inc., “A”	440,788	5,536,297
Kimberly-Clark Corp.	238,401	27,091,890
Newell Brands, Inc.	824,375	16,734,812
Procter & Gamble Co.	43,228	3,597,866
Reckitt Benckiser Group PLC	169,609	15,510,157

		$71,608,835
Containers - 0.2%
Crown Holdings, Inc. (a)	259,392	$12,450,816

Electrical Equipment - 0.7%
HD Supply Holdings, Inc. (a)	77,666	$3,323,328
Johnson Controls International PLC	1,305,127	45,679,445
Schneider Electric S.A.	50,648	4,075,177

		$53,077,950
Electronics - 1.4%
Analog Devices, Inc.	66,398	$6,139,159
Intel Corp.	292,391	13,827,170
Marvell Technology Group Ltd.	410,551	7,923,634
Maxim Integrated Products, Inc.	210,199	11,853,122
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	694,174	30,654,724
Texas Instruments, Inc.	392,904	42,154,670

		$112,552,479
Energy - Independent - 1.5%
Anadarko Petroleum Corp.	198,421	$13,375,560
EOG Resources, Inc.	257,819	32,889,970
EQT Corp.	138,056	6,106,217
Hess Corp.	172,225	12,327,865
Marathon Petroleum Corp.	112,005	8,957,040
Noble Energy, Inc.	256,959	8,014,551
Occidental Petroleum Corp.	141,071	11,591,804
Phillips 66	109,661	12,360,988
Pioneer Natural Resources Co.	53,401	9,301,920

		$114,925,915
Energy - Integrated - 1.3%
BP PLC	3,301,006	$25,354,816
Chevron Corp.	238,962	29,220,273

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - continued
Eni S.p.A.	706,203	$13,350,214
Exxon Mobil Corp.	385,296	32,757,866

		$100,683,169
Food & Beverages - 2.2%
Archer Daniels Midland Co.	387,912	$19,500,336
Coca-Cola European Partners PLC	177,727	8,081,247
Danone S.A.	193,260	14,966,447
General Mills, Inc.	678,988	29,142,165
J.M. Smucker Co.	54,924	5,635,752
Marine Harvest A.S.A. (l)	637,393	14,766,451
Mondelez International, Inc.	188,999	8,119,397
Nestle S.A.	434,503	36,224,817
PepsiCo, Inc.	68,242	7,629,455
Tyson Foods, Inc., “A”	418,254	24,898,661

		$168,964,728
Food & Drug Stores - 0.1%
Kroger Co.	198,467	$5,777,374

Furniture & Appliances - 0.2%
Whirlpool Corp. (l)	120,037	$14,254,394

Gaming & Lodging - 0.1%
Marriott International, Inc., “A”	57,864	$7,639,784

General Merchandise - 0.0%
Kohl’s Corp.	51,714	$3,855,279

Health Maintenance Organizations - 0.9%
Cigna Corp.	168,276	$35,043,477
Humana Inc.	106,872	36,178,309

		$71,221,786
Insurance - 3.6%
Aon PLC	318,045	$48,908,960
Chubb Ltd.	411,132	54,943,680
MetLife, Inc.	1,258,832	58,812,631
Prudential Financial, Inc.	403,440	40,876,541
Tokio Marine Holding, Inc.	84,500	4,192,277
Travelers Cos., Inc.	320,658	41,592,549
Unum Group	227,568	8,891,082
Zurich Insurance Group AG	61,055	19,298,208

		$277,515,928

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 0.7%
Alphabet, Inc., “A” (a)	19,087	$23,039,536
Facebook, Inc., “A” (a)	178,380	29,336,375

		$52,375,911
Leisure & Toys - 0.1%
Electronic Arts, Inc. (a)	40,388	$4,866,350

Machinery & Tools - 1.7%
AGCO Corp.	125,211	$7,611,577
Allison Transmission Holdings, Inc.	61,861	3,217,390
Deere & Co.	65,599	9,861,498
Eaton Corp. PLC	728,608	63,192,172
Illinois Tool Works, Inc.	245,318	34,619,276
Ingersoll-Rand Co. Ltd., “A”	136,776	13,992,185
Regal Beloit Corp.	49,438	4,076,163

		$136,570,261
Major Banks - 5.9%
Bank of America Corp.	1,963,476	$57,844,003
Bank of New York Mellon Corp.	822,730	41,951,003
BNP Paribas	83,569	5,114,335
Goldman Sachs Group, Inc.	253,891	56,932,518
JPMorgan Chase & Co.	1,277,740	144,180,181
Morgan Stanley	350,304	16,313,657
PNC Financial Services Group, Inc.	301,975	41,125,975
Royal Bank of Canada	102,297	8,200,233
State Street Corp.	346,945	29,067,052
Sumitomo Mitsui Financial Group, Inc.	105,600	4,262,292
Wells Fargo & Co.	897,443	47,169,604
Westpac Banking Corp.	381,505	7,702,281

		$459,863,134
Medical & Health Technology & Services - 1.1%
AmerisourceBergen Corp.	107,369	$9,901,569
CVS Health Corp.	250,397	19,711,252
Express Scripts Holding Co. (a)	112,241	10,664,018
HCA Healthcare, Inc.	205,270	28,557,162
McKesson Corp.	130,489	17,309,366

		$86,143,367
Medical Equipment - 3.2%
Abbott Laboratories	685,703	$50,303,172
Danaher Corp.	539,815	58,656,298
Medtronic PLC	677,749	66,670,169

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Thermo Fisher Scientific, Inc.	262,898	$64,168,144
Zimmer Biomet Holdings, Inc.	105,618	13,885,598

		$253,683,381
Metals & Mining - 0.3%
Rio Tinto PLC	424,662	$21,475,972

Natural Gas - Distribution - 0.2%
ENGIE	523,890	$7,703,644
Sempra Energy	89,642	10,196,778

		$17,900,422
Natural Gas - Pipeline - 0.8%
Enterprise Products Partners LP	1,042,184	$29,941,946
EQT Midstream Partners LP	115,863	6,115,249
MPLX LP	210,758	7,309,087
Plains All American Pipeline LP	407,453	10,190,400
Plains GP Holdings LP	445,901	10,937,952

		$64,494,634
Network & Telecom - 0.7%
Cisco Systems, Inc.	1,103,010	$53,661,436

Oil Services - 0.4%
Schlumberger Ltd.	511,073	$31,134,567

Other Banks & Diversified Financials - 2.7%
American Express Co.	166,187	$17,697,254
Citigroup, Inc.	1,146,726	82,266,123
Discover Financial Services	241,179	18,438,135
ORIX Corp.	478,300	7,754,168
SunTrust Banks, Inc.	133,128	8,891,619
Synchrony Financial	199,472	6,199,590
U.S. Bancorp	1,011,680	53,426,821
Visa, Inc., “A”	87,547	13,139,929

		$207,813,639
Pharmaceuticals - 4.4%
Bayer AG	235,608	$20,929,514
Bristol-Myers Squibb Co.	602,642	37,412,015
Eli Lilly & Co.	352,611	37,838,686
Johnson & Johnson	640,974	88,563,378
Merck & Co., Inc.	215,016	15,253,235
Mylan N.V. (a)	190,158	6,959,783

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Novartis AG	122,964	$10,574,854
Pfizer, Inc.	2,447,626	107,866,878
Roche Holding AG	64,578	15,644,406

		$341,042,749
Printing & Publishing - 0.2%
Moody’s Corp.	67,650	$11,311,080
Transcontinental, Inc.	375,807	6,662,780

		$17,973,860
Railroad & Shipping - 1.2%
Canadian National Railway Co.	105,559	$9,479,198
Union Pacific Corp.	509,754	83,003,244

		$92,482,442
Real Estate - 1.2%
Annaly Mortgage Management, Inc., REIT	748,528	$7,657,441
Extra Space Storage, Inc., REIT	137,018	11,871,240
Life Storage, Inc., REIT	81,676	7,772,288
Medical Properties Trust, Inc., REIT	1,863,925	27,791,122
Public Storage, Inc., REIT	27,317	5,507,927
Simon Property Group, Inc., REIT	66,392	11,734,786
Store Capital Corp., REIT	721,519	20,051,013

		$92,385,817
Restaurants - 0.3%
Aramark	241,326	$10,381,845
Starbucks Corp.	102,718	5,838,491
U.S. Foods Holding Corp. (a)	228,560	7,044,219

		$23,264,555
Specialty Chemicals - 0.2%
Axalta Coating Systems Ltd. (a)	421,105	$12,279,422

Specialty Stores - 1.0%
Amazon.com, Inc. (a)	24,717	$49,508,151
Best Buy Co., Inc.	108,740	8,629,606
Tractor Supply Co.	115,920	10,534,810
Urban Outfitters, Inc. (a)	200,502	8,200,532

		$76,873,099
Telephone Services - 0.5%
AT&T, Inc.	98,231	$3,298,597
Verizon Communications, Inc.	616,370	32,907,994

		$36,206,591

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.9%
Altria Group, Inc.	768,900	$46,372,359
Japan Tobacco, Inc.	250,000	6,526,140
Philip Morris International, Inc.	1,170,844	95,470,620

		$148,369,119
Trucking - 0.2%
United Parcel Service, Inc., “B”	164,985	$19,261,999

Utilities - Electric Power - 2.0%
American Electric Power Co., Inc.	120,665	$8,552,735
Duke Energy Corp.	446,939	35,764,059
Exelon Corp.	835,675	36,485,570
PPL Corp.	673,912	19,718,665
Public Service Enterprise Group, Inc.	222,014	11,720,119
Southern Co.	488,736	21,308,890
SSE PLC	805,351	12,029,499
WEC Energy Group, Inc.	118,437	7,906,854
Xcel Energy, Inc.	131,685	6,216,849

		$159,703,240
Total Common Stocks (Identified Cost, $2,960,731,521)		$4,631,269,706

Bonds - 39.2%
Aerospace - 0.1%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$2,300,000	$2,154,180
L3 Technologies, Inc., 3.85%, 6/15/2023	8,173,000	8,183,174

		$10,337,354
Agency - Other - 0.0%
Financing Corp., 9.65%, 11/02/2018	$2,850,000	$2,868,311

Apparel Manufacturers - 0.1%
Coach, Inc., 4.125%, 7/15/2027	$5,191,000	$4,922,993

Asset-Backed & Securitized - 3.1%
ALM Loan Funding CLO, 2013-7R2A, “A1B2”, FLR, 3.8% (LIBOR - 3mo. + 1.4%), 10/15/2027 (z)	$13,305,000	$13,305,000
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.583% (LIBOR - 3mo. + 1.25%), 10/18/2027 (Prerefunded 10/09/2018) (Put Date 10/09/2018) (z)	10,945,000	10,836,086
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 3.07% (LIBOR - 1mo. + 0.9%), 9/15/2035 (z)	9,869,000	9,868,447

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.842% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	$3,378,794	$3,147,838
BDS Ltd., FLR, 3.558% (LIBOR - 1mo. + 1.4%), 8/15/2035 (z)	5,312,000	5,332,016
Benchmark Mortgage Trust, “2018-B1”, 3.666%, 1/15/2051	14,125,000	13,999,492
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.158% (LIBOR - 1mo. + 1%), 6/15/2028 (z)	3,524,349	3,537,917
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (z)	4,980,000	4,967,510
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471%, 10/12/2050	2,697,939	2,629,976
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	7,000,000	6,867,063
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,641,397	9,660,472
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	11,000,000	11,120,248
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514%, 5/10/2050	6,269,840	6,155,534
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	9,017,556	8,804,613
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,534,308	5,462,090
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.248% (LIBOR - 3mo. + 0.9%), 4/15/2029 (z)	8,528,000	8,465,268
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.061% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	11,647,598	11,587,764
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 3.839% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	3,980,000	3,975,972
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	3,369,000	3,357,973
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	3,092,000	3,072,091
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	936,124	947,194
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	10,734,280	10,558,885
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433%, 5/10/2050	5,548,813	5,413,820
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	13,361,337	13,003,133
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	3,202,980	3,114,576
Magnetite XVI Ltd., 2015-16A, “AR”, FLR, 3.133% (LIBOR - 3mo. + 0.8%), 1/18/2028 (z)	5,000,000	4,985,720

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	$4,195,516	$4,090,535
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	3,903,759	3,808,610
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 4.133% (LIBOR -3mo. + 1.8%), 4/18/2025 (n)	13,096,831	13,083,525
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “A”, FLR, 2.798% (LIBOR - 1mo. + 0.63%), 9/25/2023 (z)	7,710,000	7,709,993
Neuberger Berman CLO Ltd., FLR, 3.139% (LIBOR - 3mo. + 0.8%), 1/15/2028 (z)	5,725,000	5,712,451
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	1,808,460	1,750,258
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679%, 12/15/2050	15,244,000	15,007,154
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	6,507,931	6,337,206

		$241,676,430
Automotive - 0.4%
Daimler Finance North America LLC, 3.35%, 5/04/2021 (n)	$7,452,000	$7,418,949
General Motors Co., 5.15%, 4/01/2038	2,127,000	1,978,280
General Motors Co., 6.75%, 4/01/2046	3,268,000	3,537,298
General Motors Financial Co., Inc., 3.2%, 7/06/2021	6,388,000	6,308,118
General Motors Financial Co., Inc., 4.35%, 4/09/2025	3,361,000	3,298,096
Lear Corp., 3.8%, 9/15/2027	5,353,000	4,969,705

		$27,510,446
Brokerage & Asset Managers - 0.5%
Charles Schwab Corp., 3.2%, 1/25/2028	$14,000,000	$13,300,918
E*TRADE Financial Corp., 2.95%, 8/24/2022	3,064,000	2,963,213
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	2,359,000	2,338,868
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	4,411,000	4,236,474
Intercontinental Exchange, Inc., 4%, 10/15/2023	7,055,000	7,210,401
Raymond James Financial, Inc., 4.95%, 7/15/2046	6,556,000	6,654,992

		$36,704,866
Building - 0.1%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$3,379,000	$3,100,099
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	2,740,000	2,511,915
Masco Corp., 4.375%, 4/01/2026	5,605,000	5,579,597

		$11,191,611

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Business Services - 0.1%
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	$1,829,000	$1,726,183
Fidelity National Information Services, Inc., 4.75%, 5/15/2048	4,719,000	4,680,107

		$6,406,290
Cable TV - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	$5,325,000	$5,407,152
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	7,170,000	8,904,781

		$14,311,933
Chemicals - 0.1%
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	$4,813,000	$4,904,067
Sherwin-Williams Co., 2.25%, 5/15/2020	3,168,000	3,121,571
Sherwin-Williams Co., 4.5%, 6/01/2047	3,394,000	3,264,310

		$11,289,948
Computer Software - 0.1%
Microsoft Corp., 4.25%, 2/06/2047	$9,857,000	$10,350,002

Computer Software - Systems - 0.3%
Apple, Inc., 2.85%, 2/23/2023	$9,582,000	$9,432,728
Apple, Inc., 3.35%, 2/09/2027	6,546,000	6,403,437
Apple, Inc., 3.85%, 5/04/2043	5,286,000	5,087,965

		$20,924,130
Conglomerates - 0.2%
Roper Technologies, Inc., 4.2%, 9/15/2028	$2,666,000	$2,644,759
United Technologies Corp., 4.625%, 11/16/2048	5,363,000	5,392,866
Wabtec Corp., 4.7%, 9/15/2028	6,210,000	6,111,602
Westinghouse Air Brake Technologies Corp., 4.15%, 3/15/2024	1,213,000	1,204,467

		$15,353,694
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$6,003,000	$6,012,762
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	3,336,000	3,162,248

		$9,175,010
Consumer Services - 0.3%
Alibaba Group Holding Ltd., 4%, 12/06/2037	$1,677,000	$1,539,719
Priceline Group, Inc., 2.75%, 3/15/2023	12,304,000	11,790,391
Visa, Inc., 3.15%, 12/14/2025	9,366,000	9,081,477

		$22,411,587

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.2%
Broadcom Corp., 3.5%, 1/15/2028	$8,004,000	$7,272,833
Intel Corp., 4.1%, 5/11/2047	5,182,000	5,139,132

		$12,411,965
Emerging Market Quasi-Sovereign - 0.1%
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019 (z)	$5,329,000	$5,311,457
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)	5,493,000	5,310,542

		$10,621,999
Energy - Integrated - 0.2%
BP Capital Markets PLC, 4.5%, 10/01/2020	$1,661,000	$1,702,707
BP Capital Markets PLC, 4.742%, 3/11/2021	4,892,000	5,056,183
Eni S.p.A., 4.75%, 9/12/2028 (n)	5,928,000	5,871,510

		$12,630,400
Entertainment - 0.1%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028	$4,386,000	$4,067,618

Food & Beverages - 0.4%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$5,850,000	$8,115,102
Constellation Brands, Inc., 3.5%, 5/09/2027	9,893,000	9,241,086
Danone S.A., 2.947%, 11/02/2026 (n)	9,735,000	8,938,481
Kraft Heinz Foods Co., 5%, 7/15/2035	2,282,000	2,254,188
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	1,411,000	1,410,875
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	4,239,000	4,243,740

		$34,203,472
Gaming & Lodging - 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$5,487,000	$5,502,912
Marriott International, Inc., 4%, 4/15/2028	6,516,000	6,378,362

		$11,881,274
Insurance - 0.2%
American International Group, Inc., 4.875%, 6/01/2022	$10,460,000	$10,899,818
American International Group, Inc., 3.75%, 7/10/2025	8,000,000	7,779,699

		$18,679,517
Insurance - Health - 0.2%
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)	$7,885,000	$7,862,530
UnitedHealth Group, Inc., 3.75%, 7/15/2025	9,796,000	9,842,582

		$17,705,112

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - 0.2%
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	$3,183,000	$3,070,870
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	3,992,000	3,992,526
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	5,360,000	5,529,571

		$12,592,967
International Market Quasi-Sovereign - 0.2%
KFW International Finance, Inc., 4.875%, 6/17/2019	$7,250,000	$7,362,258
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)	10,140,000	9,724,660

		$17,086,918
Internet - 0.1%
Baidu, Inc., 3.5%, 11/28/2022	$6,460,000	$6,339,405

Machinery & Tools - 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$6,456,000	$6,433,893

Major Banks - 2.1%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$6,400,000	$6,436,877
Bank of America Corp., 5.49%, 3/15/2019	4,135,000	4,186,033
Bank of America Corp., 4.1%, 7/24/2023	7,970,000	8,128,776
Bank of America Corp., 3.004%, 12/20/2023	4,297,000	4,169,960
Bank of America Corp., 4.125%, 1/22/2024	10,657,000	10,827,183
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	5,404,000	5,196,995
Bank of America Corp., 3.5%, 4/19/2026	10,585,000	10,233,707
Bank of New York Mellon Corp., 2.6%, 8/17/2020	9,483,000	9,408,177
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	8,353,000	8,103,998
JPMorgan Chase & Co., 3.2%, 1/25/2023	14,643,000	14,433,058
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	16,313,000	15,875,277
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	3,658,000	3,302,493
Morgan Stanley, 3.125%, 1/23/2023	6,690,000	6,523,648
Morgan Stanley, 3.875%, 4/29/2024	6,520,000	6,490,371
Morgan Stanley, 4%, 7/23/2025	2,939,000	2,929,201
Morgan Stanley, 3.625%, 1/20/2027	14,924,000	14,331,116
PNC Bank N.A., 2.3%, 6/01/2020	6,621,000	6,530,502
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023	9,760,000	9,480,484
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026 (z)	7,103,000	7,043,902
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	7,396,000	7,328,594

		$160,960,352

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 0.7%
Becton, Dickinson and Co., 2.675%, 12/15/2019	$3,650,000	$3,629,512
Becton, Dickinson and Co., 3.125%, 11/08/2021	3,168,000	3,117,676
Becton, Dickinson and Co., 4.669%, 6/06/2047	6,553,000	6,481,355
CVS Health Corp., 5.05%, 3/25/2048	3,336,000	3,412,207
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	1,494,000	1,474,065
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	6,000,000	5,823,796
Life Technologies Corp., 6%, 3/01/2020	3,000,000	3,106,705
Life Technologies Corp., 5%, 1/15/2021	3,000,000	3,071,061
Northwell Healthcare, Inc., 3.979%, 11/01/2046	520,000	472,092
Northwell Healthcare, Inc., 4.26%, 11/01/2047	4,156,000	3,950,681
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	7,303,000	6,763,106
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	10,000,000	9,351,513

		$50,653,769
Medical Equipment - 0.3%
Abbott Laboratories, 4.9%, 11/30/2046	$6,534,000	$7,096,193
Medtronic, Inc., 4.375%, 3/15/2035	6,802,000	7,034,455
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	7,149,000	6,859,496
Zimmer Biomet Holdings, Inc., FLR, 3.089% (LIBOR - 3mo. + 0.75%), 3/19/2021	2,923,000	2,925,706

		$23,915,850
Metals & Mining - 0.1%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$5,964,000	$5,956,724
Glencore Funding LLC, 4%, 3/27/2027 (n)	4,355,000	4,087,706

		$10,044,430
Midstream - 0.6%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$9,121,000	$9,023,476
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	822,000	801,902
Enbridge, Inc., 5.5%, 12/01/2046	1,350,000	1,507,186
Enterprise Products Operating LP, 6.5%, 1/31/2019	5,184,000	5,245,716
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	5,700,000	5,716,769
MPLX LP, 4.5%, 4/15/2038	2,748,000	2,589,977
ONEOK, Inc., 4.95%, 7/13/2047	7,952,000	7,901,257
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	9,830,000	10,097,276

		$42,883,559
Mortgage-Backed - 11.8%
Fannie Mae, 6%, 11/01/2018 - 7/01/2037	$9,087,327	$9,927,828
Fannie Mae, 5%, 12/01/2018 - 3/01/2042	12,183,358	12,935,580
Fannie Mae, 5.5%, 6/01/2019 - 4/01/2040	16,849,244	18,176,833
Fannie Mae, 4.6%, 9/01/2019	705,295	714,469
Fannie Mae, 2.409%, 4/25/2020	495,994	495,691

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.58%, 1/01/2021	$553,162	$562,895
Fannie Mae, 3.99%, 7/01/2021	515,567	524,635
Fannie Mae, 2.67%, 3/01/2022	877,060	859,724
Fannie Mae, 2.73%, 4/01/2023	630,726	615,176
Fannie Mae, 2.41%, 5/01/2023	956,621	925,139
Fannie Mae, 2.55%, 5/01/2023	900,006	875,541
Fannie Mae, 2.59%, 5/01/2023	945,223	921,008
Fannie Mae, 2.62%, 5/01/2023	629,306	613,997
Fannie Mae, 5.25%, 8/01/2024	963,632	1,014,960
Fannie Mae, 2.7%, 7/01/2025	1,007,000	965,613
Fannie Mae, 3.43%, 6/01/2026	1,159,581	1,152,817
Fannie Mae, 4.54%, 7/01/2026	979,862	1,022,766
Fannie Mae, 2.28%, 11/01/2026	1,391,824	1,291,006
Fannie Mae, 2.683%, 12/25/2026	4,588,000	4,280,441
Fannie Mae, 3.95%, 1/01/2027	942,902	965,478
Fannie Mae, 4.01%, 1/01/2029	790,975	816,395
Fannie Mae, 4.96%, 6/01/2030	558,230	600,379
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	3,293,900	3,634,847
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	38,143,160	36,993,057
Fannie Mae, 4.5%, 8/01/2033 - 6/01/2044	35,634,933	37,067,602
Fannie Mae, 3.5%, 4/01/2038 - 8/01/2048	116,274,144	115,013,641
Fannie Mae, 4%, 9/01/2040 - 6/01/2047	102,044,643	103,732,226
Fannie Mae, 2%, 5/25/2044	1,748,515	1,655,311
Fannie Mae, TBA, 2.5%, 10/01/2031	9,025,000	8,707,134
Fannie Mae, TBA, 3%, 10/01/2033 - 6/01/2048	31,425,000	30,711,057
Freddie Mac, 6%, 12/01/2018 - 6/01/2037	3,897,967	4,270,801
Freddie Mac, 4.5%, 1/01/2019 - 5/01/2042	6,266,822	6,526,065
Freddie Mac, 5.5%, 1/01/2019 - 10/01/2035	3,471,800	3,757,668
Freddie Mac, 5.085%, 3/25/2019	6,789,000	6,822,172
Freddie Mac, 5%, 5/01/2019 - 7/01/2041	6,313,997	6,695,891
Freddie Mac, 2.456%, 8/25/2019	1,100,000	1,096,778
Freddie Mac, 1.869%, 11/25/2019	1,900,167	1,880,860
Freddie Mac, 2.313%, 3/25/2020	611,922	606,892
Freddie Mac, 3.808%, 8/25/2020	5,900,000	5,967,290
Freddie Mac, 3.034%, 10/25/2020	1,778,940	1,778,205
Freddie Mac, 2.791%, 1/25/2022	3,221,000	3,184,734
Freddie Mac, 2.716%, 6/25/2022	2,443,294	2,406,703
Freddie Mac, 2.51%, 11/25/2022	4,700,000	4,579,724
Freddie Mac, 3.111%, 2/25/2023	5,200,000	5,183,040
Freddie Mac, 3.32%, 2/25/2023	2,023,000	2,032,293
Freddie Mac, 3.25%, 4/25/2023	6,006,000	6,019,637
Freddie Mac, 3.06%, 7/25/2023	4,461,000	4,426,250
Freddie Mac, 3.458%, 8/25/2023	5,373,000	5,421,308
Freddie Mac, 1.018%, 4/25/2024 (i)	11,388,347	453,639

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 0.637%, 7/25/2024 (i)	$40,823,000	$1,167,228
Freddie Mac, 0.747%, 7/25/2024 (i)	14,194,367	421,828
Freddie Mac, 0.432%, 8/25/2024 (i)	44,106,000	877,264
Freddie Mac, 0.532%, 8/25/2024 (i)	82,093,501	1,740,193
Freddie Mac, 3.064%, 8/25/2024	2,295,000	2,264,650
Freddie Mac, 0.492%, 10/25/2024 (i)	60,253,294	1,137,829
Freddie Mac, 3.171%, 10/25/2024	3,005,000	2,982,572
Freddie Mac, 0.401%, 11/25/2024 (i)	44,690,000	764,279
Freddie Mac, 2.67%, 12/25/2024	3,687,000	3,557,912
Freddie Mac, 3.329%, 5/25/2025	4,698,000	4,689,258
Freddie Mac, 3.01%, 7/25/2025	1,275,000	1,247,587
Freddie Mac, 3.151%, 11/25/2025	2,984,000	2,945,171
Freddie Mac, 2.673%, 3/25/2026	6,105,000	5,808,325
Freddie Mac, 3.3%, 10/25/2026	2,495,000	2,462,145
Freddie Mac, 3.413%, 12/25/2026	2,318,000	2,302,124
Freddie Mac, 3.43%, 1/25/2027	2,273,257	2,258,866
Freddie Mac, 3.224%, 3/25/2027	3,711,000	3,632,243
Freddie Mac, 0.774%, 6/25/2027 (i)	39,273,000	1,982,159
Freddie Mac, 0.891%, 6/25/2027 (i)	12,807,988	699,946
Freddie Mac, 3.117%, 6/25/2027	3,312,000	3,208,434
Freddie Mac, 0.714%, 7/25/2027 (i)	34,283,356	1,493,753
Freddie Mac, 3.194%, 7/25/2027	3,661,000	3,562,651
Freddie Mac, 0.461%, 8/25/2027 (i)	27,934,000	787,085
Freddie Mac, 0.568%, 8/25/2027 (i)	18,315,783	606,340
Freddie Mac, 3.244%, 8/25/2027	2,336,000	2,279,797
Freddie Mac, 0.406%, 9/25/2027 (i)	30,183,000	742,731
Freddie Mac, 0.496%, 9/25/2027 (i)	25,316,764	748,946
Freddie Mac, 3.187%, 9/25/2027	2,185,000	2,120,496
Freddie Mac, 0.325%, 11/25/2027 (i)	47,333,000	874,435
Freddie Mac, 0.42%, 11/25/2027 (i)	34,182,905	807,759
Freddie Mac, 0.457%, 11/25/2027 (i)	30,473,206	815,076
Freddie Mac, 3.303%, 11/25/2027	803,000	786,243
Freddie Mac, 0.37%, 12/25/2027 (i)	29,308,000	650,608
Freddie Mac, 0.413%, 12/25/2027 (i)	32,765,000	835,036
Freddie Mac, 0.495%, 12/25/2027 (i)	52,559,742	1,551,511
Freddie Mac, 3.65%, 2/25/2028	2,634,000	2,650,890
Freddie Mac, 0.449%, 11/25/2032 (i)	26,298,486	833,254
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	2,007,435	2,221,895
Freddie Mac, 4%, 8/01/2037 - 10/01/2048	63,050,710	63,859,005
Freddie Mac, 3.5%, 5/01/2038 - 1/01/2047	66,060,260	65,251,188
Freddie Mac, 3%, 4/01/2043 - 7/01/2048	70,790,523	67,994,056
Freddie Mac, 3.9%, 6/25/2051	4,975,000	5,089,981
Freddie Mac, TBA, 3.5%, 10/01/2028 - 10/01/2048	20,100,000	20,034,646
Freddie Mac, TBA, 4.5%, 10/01/2048	5,300,000	5,469,973

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	$3,460,611	$3,793,518
Ginnie Mae, 5.5%, 12/15/2032 - 4/20/2035	2,871,547	3,103,270
Ginnie Mae, 4.5%, 7/15/2033 - 6/20/2041	6,990,687	7,318,372
Ginnie Mae, 5%, 7/20/2033 - 10/15/2034	954,315	1,014,247
Ginnie Mae, 4%, 1/20/2041 - 2/20/2042	7,967,873	8,177,399
Ginnie Mae, 3.5%, 12/15/2041 - 8/20/2048	72,846,890	72,550,547
Ginnie Mae, 3%, 11/20/2047 - 3/20/2048	57,571,811	55,795,617
Ginnie Mae, 0.659%, 2/16/2059 (i)	21,807,768	1,306,194

		$922,159,728
Natural Gas - Distribution - 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$2,500,000	$2,792,257

Network & Telecom - 0.2%
AT&T, Inc., 3%, 6/30/2022	$6,074,000	$5,923,596
AT&T, Inc., 5.45%, 3/01/2047	7,845,000	7,837,851

		$13,761,447
Oils - 0.3%
Marathon Petroleum Corp., 3.625%, 9/15/2024	$7,722,000	$7,620,146
Marathon Petroleum Corp., 4.75%, 9/15/2044	5,246,000	5,071,461
Valero Energy Corp., 4.9%, 3/15/2045	7,872,000	8,022,643

		$20,714,250
Other Banks & Diversified Financials - 0.4%
Banco de Credito del Peru, 5.375%, 9/16/2020	$4,872,000	$5,052,264
Bank of Tokyo-Mitsubishi UFJ Ltd., 4.1%, 9/09/2023 (n)	4,960,000	5,013,369
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	4,730,000	5,069,188
Capital One Financial Corp., 2.5%, 5/12/2020	6,335,000	6,258,900
Capital One Financial Corp., 3.75%, 3/09/2027	7,855,000	7,414,588
Citizens Bank N.A., 2.25%, 3/02/2020	2,571,000	2,536,412
SunTrust Banks, Inc., 2.35%, 11/01/2018	2,541,000	2,540,622

		$33,885,343
Pharmaceuticals - 0.1%
Actavis Funding SCS, 3%, 3/12/2020	$1,375,000	$1,373,295
Bayer U.S. Finance LLC, 3.875%, 12/15/2023 (n)	2,713,000	2,694,795
Celgene Corp., 2.875%, 8/15/2020	3,798,000	3,773,064

		$7,841,154
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$4,185,000	$4,159,356

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - 0.1%
Dollar Tree, Inc., 4%, 5/15/2025	$3,262,000	$3,199,606
Home Depot, Inc., 5.95%, 4/01/2041	1,578,000	1,964,523
Home Depot, Inc., 3.9%, 6/15/2047	4,506,000	4,339,810

		$9,503,939
Telecommunications - Wireless - 0.3%
American Tower Corp., REIT, 3%, 6/15/2023	$3,756,000	$3,616,014
American Tower Corp., REIT, 3.6%, 1/15/2028	3,756,000	3,509,584
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	5,960,000	5,819,115
Crown Castle International Corp., 3.65%, 9/01/2027	9,353,000	8,787,514
SBA Tower Trust, 2.898%, 10/15/2019 (n)	2,389,000	2,384,203

		$24,116,430
Tobacco - 0.1%
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	$6,137,000	$6,077,057
Reynolds American, Inc., 5.85%, 8/15/2045	4,748,000	5,163,336

		$11,240,393
Toll Roads - 0.1%
New Jersey Turnpike Authority Rev. (Build America Bonds), “F”, 7.414%, 1/01/2040	$5,815,000	$8,320,044

Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$6,381,000	$7,991,165

U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 4.35%, 7/01/2023	$119,378	$121,439
Small Business Administration, 4.77%, 4/01/2024	380,301	387,566
Small Business Administration, 5.18%, 5/01/2024	636,069	648,482
Small Business Administration, 5.52%, 6/01/2024	293,644	302,268
Small Business Administration, 4.99%, 9/01/2024	587,637	602,625
Small Business Administration, 4.95%, 3/01/2025	469,601	479,984

		$2,542,364
U.S. Treasury Obligations - 13.2%
U.S. Treasury Bonds, 6%, 2/15/2026	$1,524,000	$1,823,740
U.S. Treasury Bonds, 6.75%, 8/15/2026	926,000	1,167,520
U.S. Treasury Bonds, 5.25%, 2/15/2029	5,294,000	6,319,713
U.S. Treasury Bonds, 5.375%, 2/15/2031	4,690,000	5,795,631
U.S. Treasury Bonds, 4.5%, 2/15/2036	31,352,000	37,198,658
U.S. Treasury Bonds, 5%, 5/15/2037	2,452,000	3,102,929
U.S. Treasury Bonds, 3.5%, 2/15/2039	33,729,000	35,532,711
U.S. Treasury Bonds, 4.5%, 8/15/2039	4,987,000	6,008,361
U.S. Treasury Bonds, 2.875%, 5/15/2043	152,886,900	144,537,841

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 2.5%, 2/15/2045	$5,313,000	$4,653,233
U.S. Treasury Bonds, 3%, 11/15/2045	3,542,000	3,415,955
U.S. Treasury Bonds, 2.875%, 11/15/2046	44,148,000	41,519,814
U.S. Treasury Notes, 1%, 6/30/2019	150,578,000	148,889,879
U.S. Treasury Notes, 1.625%, 6/30/2019	101,395,000	100,713,744
U.S. Treasury Notes, 3.5%, 5/15/2020	55,133,000	55,742,478
U.S. Treasury Notes, 3.125%, 5/15/2021	99,605,000	100,235,313
U.S. Treasury Notes, 1.75%, 11/30/2021	140,769,000	135,897,072
U.S. Treasury Notes, 1.75%, 9/30/2022 (f)	165,816,000	158,451,438
U.S. Treasury Notes, 2.5%, 8/15/2023	30,564,000	29,943,169
U.S. Treasury Notes, 2%, 11/15/2026	12,197,000	11,284,131

		$1,032,233,330
Utilities - Electric Power - 0.7%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$3,550,000	$3,584,389
Dominion Resources, Inc., 3.625%, 12/01/2024	6,000,000	5,864,652
Duke Energy Corp., 2.65%, 9/01/2026	1,590,000	1,437,597
Enel Finance International N.V., 4.875%, 6/14/2029 (z)	6,677,000	6,448,406
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	2,194,000	1,985,739
Exelon Corp., 3.4%, 4/15/2026	9,718,000	9,298,983
Oncor Electric Delivery Co., 7%, 9/01/2022	4,555,000	5,150,143
PPL Capital Funding, Inc., 5%, 3/15/2044	1,773,000	1,845,074
PPL Corp., 3.4%, 6/01/2023	4,920,000	4,832,952
Progress Energy, Inc., 3.15%, 4/01/2022	6,169,000	6,064,511
Southern Co., 2.15%, 9/01/2019	7,000,000	6,941,767

		$53,454,213
Total Bonds (Identified Cost, $3,109,206,614)		$3,053,262,518

Convertible Preferred Stocks - 0.1%
Utilities - Electric Power - 0.1%
CenterPoint Energy, Inc., 7%	97,914	$4,943,678
NextEra Energy, Inc., 6.123%	62,103	3,536,766
Total Convertible Preferred Stocks (Identified Cost, $8,341,215)		$8,480,444

Preferred Stocks - 0.1%
Electronics - 0.1%
Samsung Electronics Co. Ltd. (Identified Cost, $5,251,956)	156,164	$5,328,652

Portfolio of Investments – continued

Investment Companies (h) - 2.2%
Issuer	Shares/Par	Value ($)
Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 2.09% (v) (Identified Cost, $171,184,733)	171,206,200	$171,189,079

Collateral for Securities Loaned - 0.1%
JPMorgan U.S. Government Money Market Fund, 1.96% (j) (Identified Cost, $11,204,414)	11,204,414	$11,204,414

When-Issued Equity Sale - (0.0)%
Automotive - (0.0)%
Garrett Motion, Inc. (a) (Proceeds Received, $230,586)	(14,289)	$(264,347)

Other Assets, Less Liabilities - (1.1)%		(82,151,530)
Net Assets - 100.0%		$7,798,318,936

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for TBA securities.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $171,189,079 and $7,709,545,734, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $172,796,157, representing 2.2% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ALM Loan Funding CLO, 2013-7R2A, “A1B2”, FLR, 3.8% (LIBOR - 3mo. + 1.4%), 10/15/2027	9/21/18	$13,305,000	$13,305,000
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.583% (LIBOR - 3mo. + 1.25%), 10/18/2027	10/04/17	10,945,000	10,836,086
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 3.07% (LIBOR - 1mo. + 0.9%), 9/15/2035	9/17/18	9,869,000	9,868,447
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.842% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	3,378,794	3,147,838

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
BDS Ltd., FLR, 3.558% (LIBOR - 1mo. + 1.4%), 8/15/2035	7/25/18	$5,312,000	$5,332,016
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.158% (LIBOR - 1mo. + 1%), 6/15/2028	6/14/16	3,524,349	3,537,917
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030	4/11/18	4,979,848	4,967,510
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.248% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/18	8,528,000	8,465,268
Enel Finance International N.V., 4.875%, 6/14/2029	9/11/18	6,623,160	6,448,406
Magnetite XVI Ltd., 2015-16A, “AR”, FLR, 3.133% (LIBOR - 3mo. + 0.8%), 1/18/2028	1/18/18	5,000,000	4,985,720
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “A”, FLR, 2.798% (LIBOR - 1mo. + 0.63%), 9/25/2023	9/17/18	7,710,000	7,709,993
Neuberger Berman CLO Ltd., FLR, 3.139% (LIBOR -3mo. + 0.8%), 1/15/2028	9/19/18	5,706,441	5,712,451
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019	4/28/14	5,322,705	5,311,457
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026	3/29/16	7,090,618	7,043,902
Total Restricted Securities			$96,672,011
% of Net assets			1.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $16,091,031 of securities on loan (identified cost, $6,094,735,720)	$7,709,545,734
Investments in affiliated issuers, at value (identified cost, $171,184,733)	171,189,079
Cash	75,881
Foreign currency, at value (identified cost, $24)	24
Receivables for
When-issued equity sale	230,586
Investments sold	8,086,128
TBA sale commitments	21,453,749
Fund shares sold	7,929,011
Interest and dividends	28,904,881
Other assets	3,411
Total assets	$7,947,418,484
Liabilities
Payables for
Distributions	$1,008,351
When-issued equity sale, at value	264,347
Investments purchased	31,104,577
TBA purchase commitments	86,688,144
Fund shares reacquired	13,827,655
Collateral for securities loaned, at value (c)	11,204,414
Payable to affiliates
Investment adviser	303,459
Shareholder servicing costs	4,159,526
Distribution and service fees	191,811
Program manager fee	193
Payable for independent Trustees’ compensation	38,669
Accrued expenses and other liabilities	308,402
Total liabilities	$149,099,548
Net assets	$7,798,318,936
Net assets consist of
Paid-in capital	$6,072,804,872
Total distributable earnings (loss)	1,725,514,064
Net assets	$7,798,318,936
Shares of beneficial interest outstanding	408,252,123

(c)	Non-cash collateral is not included.

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,838,039,238	253,464,487	$19.09
Class B	152,199,505	7,960,434	19.12
Class C	695,252,481	36,183,493	19.21
Class I	662,997,885	34,743,267	19.08
Class R1	12,067,861	633,032	19.06
Class R2	194,859,192	10,176,716	19.15
Class R3	325,625,266	17,046,907	19.10
Class R4	249,073,419	13,035,298	19.11
Class R6	632,942,573	33,160,280	19.09
Class 529A	24,945,394	1,310,534	19.03
Class 529B	1,228,041	64,258	19.11
Class 529C	9,088,081	473,417	19.20

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.25 [100 / 94.25 x $19.09] and $20.19 [100 / 94.25 x $19.03], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$118,672,440
Interest	92,685,450
Dividends from affiliated issuers	1,779,637
Income on securities loaned	135,618
Other	79,566
Foreign taxes withheld	(1,574,094)
Total investment income	$211,778,617
Expenses
Management fee	$27,562,796
Distribution and service fees	24,962,406
Shareholder servicing costs	8,220,313
Program manager fees	21,547
Administrative services fee	625,377
Independent Trustees’ compensation	97,837
Custodian fee	307,065
Shareholder communications	303,458
Audit and tax fees	83,745
Legal fees	61,188
Miscellaneous	387,494
Total expenses	$62,633,226
Fees paid indirectly	(6,918)
Reduction of expenses by investment adviser and distributor	(338,772)
Net expenses	$62,287,536
Net investment income (loss)	$149,491,081
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$263,767,744
Affiliated issuers	(25,544)
Foreign currency	117,944
Net realized gain (loss)	$263,860,144
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(53,728,044)
Affiliated issuers	(6,393)
Translation of assets and liabilities in foreign currencies	(41,004)
Net unrealized gain (loss)	$(53,775,441)
Net realized and unrealized gain (loss)	$210,084,703
Change in net assets from operations	$359,575,784

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/18	9/30/17
Change in net assets
From operations
Net investment income (loss)	$149,491,081	$146,396,470
Net realized gain (loss)	263,860,144	249,146,266
Net unrealized gain (loss)	(53,775,441)	311,709,897
Change in net assets from operations	$359,575,784	$707,252,633
Total distributions declared to shareholders (a)	$(442,732,304)	$(253,674,838)
Change in net assets from fund share transactions	$(20,898,018)	$59,835,049
Total change in net assets	$(104,054,538)	$513,412,844
Net assets
At beginning of period	7,902,373,474	7,388,960,630
At end of period (b)	$7,798,318,936	$7,902,373,474

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 2. For the year ended September 30, 2017, distributions from net investment income and from net realized gain were $152,749,122 and $100,925,716, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended September 30, 2017, end of period net assets included undistributed net investment income of $2,669,629.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.29	$18.19		$17.38	$18.16	$16.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.38	(c)	$0.35	$0.43	$0.38
Net realized and unrealized gain (loss)	0.53	1.36		1.41	(0.40)	1.53
Total from investment operations	$0.90	$1.74		$1.76	$0.03	$1.91
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)		$(0.44)	$(0.38)	$(0.38)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(1.10)	$(0.64)		$(0.95)	$(0.81)	$(0.52)
Net asset value, end of period (x)	$19.09	$19.29		$18.19	$17.38	$18.16
Total return (%) (r)(s)(t)(x)	4.71	9.78	(c)	10.50	0.01	11.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.74	(c)	0.74	0.74	0.73
Expenses after expense reductions (f)	0.72	0.73	(c)	0.73	0.74	0.73
Net investment income (loss)	1.95	2.03	(c)	1.99	2.35	2.13
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$4,838,039	$4,779,558		$4,733,090	$4,492,707	$4,621,662

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.31	$18.21		$17.40	$18.18	$16.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	(c)	$0.22	$0.29	$0.24
Net realized and unrealized gain (loss)	0.53	1.36		1.40	(0.41)	1.55
Total from investment operations	$0.76	$1.60		$1.62	$(0.12)	$1.79
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)		$(0.30)	$(0.23)	$(0.25)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(0.95)	$(0.50)		$(0.81)	$(0.66)	$(0.39)
Net asset value, end of period (x)	$19.12	$19.31		$18.21	$17.40	$18.18
Total return (%) (r)(s)(t)(x)	3.94	8.94	(c)	9.66	(0.75)	10.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.49	(c)	1.49	1.49	1.48
Expenses after expense reductions (f)	1.48	1.48	(c)	1.49	1.49	1.48
Net investment income (loss)	1.19	1.29	(c)	1.24	1.56	1.38
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$152,200	$184,889		$205,806	$208,889	$248,181

Class C	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.40	$18.29		$17.48	$18.25	$16.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	(c)	$0.22	$0.29	$0.25
Net realized and unrealized gain (loss)	0.53	1.37		1.41	(0.39)	1.53
Total from investment operations	$0.76	$1.61		$1.63	$(0.10)	$1.78
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)		$(0.31)	$(0.24)	$(0.25)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(0.95)	$(0.50)		$(0.82)	$(0.67)	$(0.39)
Net asset value, end of period (x)	$19.21	$19.40		$18.29	$17.48	$18.25
Total return (%) (r)(s)(t)(x)	3.91	8.95	(c)	9.62	(0.68)	10.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.49	(c)	1.49	1.49	1.48
Expenses after expense reductions (f)	1.48	1.49	(c)	1.49	1.49	1.48
Net investment income (loss)	1.18	1.28	(c)	1.24	1.60	1.38
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$695,252	$1,054,574		$1,102,670	$965,137	$930,405

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.28	$18.18		$17.38	$18.15	$16.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.39	(c)	$0.39	$0.47	$0.42
Net realized and unrealized gain (loss)	0.52	1.40		1.40	(0.39)	1.53
Total from investment operations	$0.94	$1.79		$1.79	$0.08	$1.95
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.44)		$(0.48)	$(0.42)	$(0.43)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(1.14)	$(0.69)		$(0.99)	$(0.85)	$(0.57)
Net asset value, end of period (x)	$19.08	$19.28		$18.18	$17.38	$18.15
Total return (%) (r)(s)(t)(x)	4.97	10.06	(c)	10.71	0.31	11.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.49	(c)	0.49	0.49	0.48
Expenses after expense reductions (f)	N/A	N/A		N/A	0.49	0.48
Net investment income (loss)	2.20	2.10	(c)	2.22	2.56	2.37
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$662,998	$593,250		$329,965	$213,734	$226,527

Class R1	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.26	$18.17		$17.36	$18.14	$16.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	(c)	$0.22	$0.28	$0.25
Net realized and unrealized gain (loss)	0.52	1.35		1.41	(0.39)	1.53
Total from investment operations	$0.75	$1.59		$1.63	$(0.11)	$1.78
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)		$(0.31)	$(0.24)	$(0.25)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(0.95)	$(0.50)		$(0.82)	$(0.67)	$(0.39)
Net asset value, end of period (x)	$19.06	$19.26		$18.17	$17.36	$18.14
Total return (%) (r)(s)(t)(x)	3.93	8.90	(c)	9.68	(0.75)	10.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.49	(c)	1.49	1.49	1.48
Expenses after expense reductions (f)	N/A	N/A		N/A	1.49	1.48
Net investment income (loss)	1.19	1.28	(c)	1.24	1.56	1.38
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$12,068	$12,517		$14,031	$13,964	$16,905

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.34	$18.24		$17.43	$18.21	$16.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.33	(c)	$0.31	$0.39	$0.33
Net realized and unrealized gain (loss)	0.54	1.36		1.40	(0.41)	1.55
Total from investment operations	$0.86	$1.69		$1.71	$(0.02)	$1.88
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)		$(0.39)	$(0.33)	$(0.34)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(1.05)	$(0.59)		$(0.90)	$(0.76)	$(0.48)
Net asset value, end of period (x)	$19.15	$19.34		$18.24	$17.43	$18.21
Total return (%) (r)(s)(t)(x)	4.48	9.48	(c)	10.19	(0.24)	11.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.99	(c)	0.99	0.99	0.98
Expenses after expense reductions (f)	0.98	0.99	(c)	N/A	0.99	0.98
Net investment income (loss)	1.69	1.76	(c)	1.73	2.11	1.87
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$194,859	$229,263		$205,848	$168,609	$166,275

Class R3	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.30	$18.20		$17.39	$18.17	$16.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.37	(c)	$0.35	$0.43	$0.38
Net realized and unrealized gain (loss)	0.53	1.37		1.41	(0.41)	1.53
Total from investment operations	$0.90	$1.74		$1.76	$0.02	$1.91
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)		$(0.44)	$(0.37)	$(0.38)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(1.10)	$(0.64)		$(0.95)	$(0.80)	$(0.52)
Net asset value, end of period (x)	$19.10	$19.30		$18.20	$17.39	$18.17
Total return (%) (r)(s)(t)(x)	4.70	9.77	(c)	10.48	0.00	11.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.74	(c)	0.74	0.74	0.73
Expenses after expense reductions (f)	0.73	N/A		N/A	0.74	0.73
Net investment income (loss)	1.94	2.01	(c)	1.99	2.35	2.13
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$325,625	$331,072		$297,313	$251,635	$256,487
See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.31	$18.20		$17.40	$18.17	$16.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.43	(c)	$0.39	$0.48	$0.42
Net realized and unrealized gain (loss)	0.52	1.37		1.40	(0.40)	1.54
Total from investment operations	$0.94	$1.80		$1.79	$0.08	$1.96
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.44)		$(0.48)	$(0.42)	$(0.43)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(1.14)	$(0.69)		$(0.99)	$(0.85)	$(0.57)
Net asset value, end of period (x)	$19.11	$19.31		$18.20	$17.40	$18.17
Total return (%) (r)(s)(t)(x)	4.96	10.10	(c)	10.69	0.31	11.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.48	0.49	(c)	0.49	0.49	0.48
Expenses after expense reductions (f)	N/A	N/A		N/A	0.49	0.48
Net investment income (loss)	2.19	2.29	(c)	2.23	2.62	2.38
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$249,073	$291,662		$297,677	$287,976	$249,619

Class R6	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.29	$18.19		$17.38	$18.16	$16.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.42	(c)	$0.41	$0.55	$0.44
Net realized and unrealized gain (loss)	0.52	1.38		1.41	(0.47)	1.53
Total from investment operations	$0.96	$1.80		$1.82	$0.08	$1.97
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.45)		$(0.50)	$(0.43)	$(0.44)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(1.16)	$(0.70)		$(1.01)	$(0.86)	$(0.58)
Net asset value, end of period (x)	$19.09	$19.29		$18.19	$17.38	$18.16
Total return (%) (r)(s)(t)(x)	5.06	10.14	(c)	10.86	0.34	11.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.40	0.40	(c)	0.41	0.41	0.41
Expenses after expense reductions (f)	N/A	N/A		N/A	0.41	0.41
Net investment income (loss)	2.29	2.27	(c)	2.31	3.02	2.46
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$632,943	$389,609		$169,348	$67,900	$33,689

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.24	$18.14		$17.34	$18.12	$16.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.37	(c)	$0.34	$0.42	$0.37
Net realized and unrealized gain (loss)	0.52	1.36		1.40	(0.40)	1.54
Total from investment operations	$0.88	$1.73		$1.74	$0.02	$1.91
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)		$(0.43)	$(0.37)	$(0.38)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(1.09)	$(0.63)		$(0.94)	$(0.80)	$(0.52)
Net asset value, end of period (x)	$19.03	$19.24		$18.14	$17.34	$18.12
Total return (%) (r)(s)(t)(x)	4.63	9.77	(c)	10.42	(0.03)	11.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.84	(c)	0.84	0.84	0.83
Expenses after expense reductions (f)	0.77	0.77	(c)	0.77	0.78	0.77
Net investment income (loss)	1.91	1.97	(c)	1.95	2.31	2.09
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$24,945	$23,275		$21,204	$18,177	$17,789

Class 529B	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.31	$18.21		$17.40	$18.17	$16.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	(c)	$0.21	$0.27	$0.24
Net realized and unrealized gain (loss)	0.52	1.36		1.41	(0.38)	1.53
Total from investment operations	$0.74	$1.59		$1.62	$(0.11)	$1.77
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)		$(0.30)	$(0.23)	$(0.24)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(0.94)	$(0.49)		$(0.81)	$(0.66)	$(0.38)
Net asset value, end of period (x)	$19.11	$19.31		$18.21	$17.40	$18.17
Total return (%) (r)(s)(t)(x)	3.86	8.88	(c)	9.60	(0.75)	10.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.59	(c)	1.59	1.59	1.58
Expenses after expense reductions (f)	1.53	1.53	(c)	1.54	1.54	1.53
Net investment income (loss)	1.14	1.23	(c)	1.19	1.50	1.33
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$1,228	$1,483		$1,580	$1,721	$2,110

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended
	9/30/18	9/30/17		9/30/16	9/30/15	9/30/14
Net asset value, beginning of period	$19.39	$18.28		$17.47	$18.25	$16.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	(c)	$0.21	$0.28	$0.24
Net realized and unrealized gain (loss)	0.53	1.37		1.41	(0.40)	1.54
Total from investment operations	$0.75	$1.60		$1.62	$(0.12)	$1.78
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)		$(0.30)	$(0.23)	$(0.24)
From net realized gain	(0.72)	(0.25)		(0.51)	(0.43)	(0.14)
Total distributions declared to shareholders	$(0.94)	$(0.49)		$(0.81)	$(0.66)	$(0.38)
Net asset value, end of period (x)	$19.20	$19.39		$18.28	$17.47	$18.25
Total return (%) (r)(s)(t)(x)	3.89	8.91	(c)	9.57	(0.79)	10.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.59	(c)	1.59	1.59	1.58
Expenses after expense reductions (f)	1.53	1.53	(c)	1.54	1.54	1.53
Net investment income (loss)	1.14	1.22	(c)	1.18	1.55	1.33
Portfolio turnover	33	38		32	45	35
Net assets at end of period (000 omitted)	$9,088	$11,223		$10,428	$8,222	$7,915

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the

Notes to Financial Statements – continued

most notable impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of September 30, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$4,645,078,802	$—	$—	$4,645,078,802
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	1,037,644,005	—	1,037,644,005
Non-U.S. Sovereign Debt	—	27,708,916	—	27,708,916
Municipal Bonds	—	8,320,044	—	8,320,044
U.S. Corporate Bonds	—	677,699,597	—	677,699,597
Residential Mortgage-Backed Securities	—	924,857,179	—	924,857,179
Commercial Mortgage-Backed Securities	—	141,233,871	—	141,233,871
Asset-Backed Securities (including CDOs)	—	97,745,108	—	97,745,108
Foreign Bonds	—	138,053,798	—	138,053,798
Mutual Funds	182,393,493	—	—	182,393,493
Total	$4,827,472,295	$3,053,262,518	$—	$7,880,734,813
When-Issued Equity Sale	$(264,347)	$—	$—	$(264,347)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the

Notes to Financial Statements – continued

loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $16,091,031. The fair value of the fund’s investment securities on loan and a related liability of $11,204,414 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $5,545,577 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest

Notes to Financial Statements – continued

payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments and TBA sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. When-issued investments sold are held at carrying amount, which approximates fair value and are categorized as level 1 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all

Notes to Financial Statements – continued

transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended September 30, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/18	Year ended 9/30/17
Ordinary income (including any short-term capital gains)	$176,137,023	$156,861,469
Long-term capital gains	266,595,281	96,813,369
Total distributions	$442,732,304	$253,674,838

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/18
Cost of investments	$6,322,875,342
Gross appreciation	1,692,380,683
Gross depreciation	(134,521,212)
Net unrealized appreciation (depreciation)	$1,557,859,471
Undistributed ordinary income	16,053,222
Undistributed long-term capital gain	172,361,265
Post-October capital loss deferral	(3,448,900)
Other temporary differences	(17,310,994)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase.

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 9/30/18	Year ended 9/30/17	Year ended 9/30/18	Year ended 9/30/17
Class A	$95,911,853	$99,345,416	$175,031,217	$63,854,527
Class B	1,991,917	2,623,299	6,533,143	2,700,716
Class C	10,331,643	14,458,991	38,119,499	14,762,340
Class I	14,084,883	12,376,362	22,596,063	5,512,201
Class R1	152,485	179,448	459,780	181,277
Class R2	3,665,331	3,947,031	8,057,562	2,731,598
Class R3	6,435,550	6,521,149	12,079,852	4,063,427
Class R4	5,970,117	6,866,883	10,468,964	3,995,848
Class R6	12,270,134	5,809,046	16,639,587	2,665,528
Class 529A	473,025	461,000	859,544	291,527
Class 529B	15,505	19,874	53,025	21,675
Class 529C	118,836	140,623	412,789	145,052
Total	$151,421,279	$152,749,122	$291,311,025	$100,925,716

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $6.3 billion	0.35%
In excess of $6.3 billion	0.34%

The management fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.35% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $684,813 and $9,432 for the year ended September 30, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$12,091,559
Class B	0.75%	0.25%	1.00%	1.00%	1,695,546
Class C	0.75%	0.25%	1.00%	1.00%	8,978,192
Class R1	0.75%	0.25%	1.00%	1.00%	124,566
Class R2	0.25%	0.25%	0.50%	0.50%	1,073,693
Class R3	—	0.25%	0.25%	0.25%	820,084
Class 529A	—	0.25%	0.25%	0.24%	60,571
Class 529B	0.75%	0.25%	1.00%	1.00%	13,503
Class 529C	0.75%	0.25%	1.00%	1.00%	104,692
Total Distribution and Service Fees					$24,962,406

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2018, this rebate amounted to $319,317, $3,589, $8,414, $236, $29, $3,469, $3, and $192 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2018, were as follows:

Amount
Class A	$11,556
Class B	208,453
Class C	60,859
Class 529B	480
Class 529C	107

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from October 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017.

Notes to Financial Statements – continued

For the period from October 1, 2017 through December 10, 2017, this waiver amounted to $3,523 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2018, were as follows:

	Fee	Waiver
Class 529A	$14,394	$2,279
Class 529B	820	145
Class 529C	6,333	1,099
Total Program Manager Fees and Waivers	$21,547	$3,523

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2018, the fee was $1,242,466, which equated to 0.0157% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,977,847.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2018 was equivalent to an annual effective rate of 0.0079% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $7,235 and the Retirement Deferral plan resulted in an expense of $1,770. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended September 30, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under both plans amounted to $37,953 at September 30, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2018, the fee paid by the fund under this agreement was $13,535 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $11,487,954 and $12,016,906, respectively. The sales transactions resulted in net realized gains (losses) of $(1,122,353).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to September 30, 2018, this reimbursement amounted to $78,491, which is included in “Other” income in the Statement of Operations.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended September 30, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,071,305,168	$954,983,243
Non-U.S. Government securities	$1,519,576,298	$1,913,818,519

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	36,934,125	$697,768,615	29,020,045	$538,425,692
Class B	560,046	10,702,413	1,024,919	18,976,380
Class C	5,157,975	99,101,028	8,462,972	157,559,811
Class I	10,855,960	206,798,807	26,779,656	495,511,613
Class R1	52,099	991,091	87,533	1,614,678
Class R2	1,499,742	28,745,575	3,371,039	63,073,901
Class R3	3,371,565	64,191,234	4,386,374	81,680,646
Class R4	2,148,550	40,999,361	2,915,624	53,986,298
Class R6	19,116,127	364,590,115	13,657,135	257,469,310
Class 529A	236,276	4,447,044	175,455	3,251,307
Class 529B	6,481	123,842	9,381	173,630
Class 529C	74,574	1,438,389	105,194	1,954,930
	80,013,520	$1,519,897,514	89,995,327	$1,673,678,196

Shares issued to shareholders in reinvestment of distributions
Class A	13,284,909	$253,700,013	8,313,757	$152,831,316
Class B	406,678	7,784,564	261,238	4,788,667
Class C	2,269,650	43,673,743	1,332,503	24,560,748
Class I	1,588,772	30,328,903	827,393	15,280,370
Class R1	32,082	612,265	19,707	360,455
Class R2	546,858	10,479,873	319,012	5,881,581
Class R3	968,403	18,514,384	574,940	10,581,758
Class R4	823,114	15,744,180	538,801	9,922,687
Class R6	1,286,514	24,547,116	325,141	6,023,685
Class 529A	69,963	1,332,410	41,020	752,446
Class 529B	3,579	68,505	2,267	41,539
Class 529C	27,643	531,401	15,493	285,293
	21,308,165	$407,317,357	12,571,272	$231,310,545

Notes to Financial Statements – continued

	Year ended 9/30/18		Year ended 9/30/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(44,572,477)	$(849,085,142)	(49,757,100)	$(922,778,095)
Class B	(2,580,524)	(49,311,014)	(3,015,024)	(56,211,264)
Class C	(25,600,384)	(484,592,825)	(15,726,053)	(294,425,043)
Class I	(8,468,819)	(161,107,713)	(14,985,047)	(281,829,427)
Class R1	(100,884)	(1,923,890)	(229,892)	(4,274,943)
Class R2	(3,722,133)	(71,072,940)	(3,123,739)	(58,302,947)
Class R3	(4,447,381)	(84,751,623)	(4,143,449)	(77,034,387)
Class R4	(5,044,418)	(95,942,177)	(4,698,839)	(87,063,390)
Class R6	(7,443,344)	(142,039,647)	(3,091,870)	(57,480,770)
Class 529A	(205,625)	(3,910,122)	(175,332)	(3,258,761)
Class 529B	(22,591)	(430,966)	(21,664)	(402,359)
Class 529C	(207,648)	(3,944,830)	(112,283)	(2,092,306)
	(102,416,228)	$(1,948,112,889)	(99,080,292)	$(1,845,153,692)

Net change
Class A	5,646,557	$102,383,486	(12,423,298)	$(231,521,087)
Class B	(1,613,800)	(30,824,037)	(1,728,867)	(32,446,217)
Class C	(18,172,759)	(341,818,054)	(5,930,578)	(112,304,484)
Class I	3,975,913	76,019,997	12,622,002	228,962,556
Class R1	(16,703)	(320,534)	(122,652)	(2,299,810)
Class R2	(1,675,533)	(31,847,492)	566,312	10,652,535
Class R3	(107,413)	(2,046,005)	817,865	15,228,017
Class R4	(2,072,754)	(39,198,636)	(1,244,414)	(23,154,405)
Class R6	12,959,297	247,097,584	10,890,406	206,012,225
Class 529A	100,614	1,869,332	41,143	744,992
Class 529B	(12,531)	(238,619)	(10,016)	(187,190)
Class 529C	(105,431)	(1,975,040)	8,404	147,917
	(1,094,543)	$(20,898,018)	3,486,307	$59,835,049

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the

Notes to Financial Statements – continued

year ended September 30, 2018, the fund’s commitment fee and interest expense were $46,445 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		151,502,477	1,117,881,133	(1,098,177,410)	171,206,200

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(25,544)	$(6,393)	$—	$1,779,637	$171,189,079

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust V and the Shareholders of MFS Total Return Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (the “Fund”), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018,

Report of Independent Registered Public Accounting Firm – continued

by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Trustees and Officers – continued

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara
Steven Gorham
Joshua Marston
Robert Persons
Jonathan Sage
Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $6.3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

Board Review of Investment Advisory Agreement – continued

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser,

administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $311,168,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 54.70% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2018 and 2017, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Research Fund	44,747	43,801
MFS Total Return Fund	70,552	69,050

Total	115,299	112,851

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS International New Discovery Fund	49,773	48,719

For the fiscal years ended September 30, 2018 and 2017, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Research Fund	0	0	6,847	6,700	0	0
To MFS Total Return Fund	0	0	9,476	9,272	0	0
Total fees billed by Deloitte To above Funds:	0	0	16,323	15,972	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Research Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Total Return Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2018	2017
Fees billed by Deloitte
To MFS Research Fund, MFS and MFS Related Entities#	12,237	851,560
To MFS Total Return Fund, MFS and MFS Related Entities#	14,866	854,132

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS International New Discovery Fund	0	0	9,432	9,222	2,599	2,563

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS International New Discovery Fund*	1,728,076	1,603,983	0	0	102,450	66,300

	Aggregate Fees for Non-audit Services
	2018	2017
Fees billed by E&Y:
To MFS International New Discovery Fund, MFS and MFS Related Entities#	2,090,257	1,854,068

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)   Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)   Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST V

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 15, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2018

*	Print name and title of each signing officer under his or her signature.